UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No. 1)

Check the appropriate box:

☒     Preliminary Information Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐     Definitive Information Statement

INTERNATIONAL SMART SOURCING, INC.
(Name of Registrant As Specified In Its Charter)

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INTERNATIONAL SMART SOURCING, INC.
320 Broad Hollow Road
Farmingdale, NY 11735

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE
WRITTEN CONSENT OF STOCKHOLDERS, DATED JANUARY 2009,
IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that International Smart Sourcing, Inc., a Delaware corporation (“we,” “us,” “our,” “ISSI,” or the “Company”) will take action pursuant to the written consent of the holder of a majority of the outstanding shares of common stock dated January 2009, in lieu of a special meeting of the stockholders. The following actions will be effected on or about [20 DAYS AFTER MAILING OF THE INFORMATION STATEMENT], 2009:

     1. The recapitalization of our Company pursuant to a share exchange agreement (the “Share Exchange Agreement”) between ISSI and Network 1 Financial Securities Inc., a Texas Corporation (“NETW”), whereby NETW will become our wholly owned subsidiary (the “Reverse Merger”); and

2.The amendment of our articles of incorporation (the “Articles of Incorporation”) to change our name to “Network1 Financial Group, Inc.”

     The holder of a majority of our outstanding common stock, owning approximately 54.55% of the outstanding shares of our common stock, has executed a written consent in favor of the actions explained above that are described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about [20 DAYS AFTER MAILING OF THE INFORMATION STATEMENT], 2009.

     THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Because the written consent of the holder of a majority of our common stock satisfies any applicable stockholder voting requirement of the Delaware corporate law and our Articles of Incorporation and Bylaws, we are not asking for a proxy and you are not requested to send one.

     The accompanying Information Statement is for informational purposes only and explains the terms of our proposed actions. Please read the accompanying Information Statement carefully.

By Order of the Board of Directors,

/s/ David R.E. Hale
President and Chairman

INTERNATIONAL SMART SOURCING, INC.
320 Broad Hollow Road
Farmingdale, NY 11735

INFORMATION STATEMENT

     This information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder (the “Information Statement”) has been mailed on or about [MAILING DATE], 2009 to the stockholders of record as of March [__], 2009 (the “Record Date”) of International Smart Sourcing, Inc., a Delaware corporation, in connection with certain actions to be taken pursuant to the written consent of the stockholders, dated January 2009, holding a majority of the outstanding shares of common stock.

     The actions to be taken pursuant to the written consent shall be implemented on or about [20 DAYS AFTER MAILING OF INFORMATION STATEMENT], 2009, at least 20 days after the mailing of this information statement. No action is requested or required on your part.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The resolutions adopted by the stockholder of the Company holding a majority of the outstanding shares of common stock give us the authority to take the following actions:

1. The Reverse Merger of our Company pursuant to a Share Exchange Agreement between ISSI and NETW whereby NETW will become our wholly-owned subsidiary; and

2. The amendment of our Articles of Incorporation.

     The board of directors of ISSI adopted resolutions authorizing the taking of the actions described above and recommended that the stockholders adopt resolutions approving this action. Furthermore, the written consent of the majority stockholder is sufficient under Delaware law to authorize the actions described above. Section 228(a) of the Delaware General Corporation Law (“GCL”) provides that, unless otherwise provided in the articles of incorporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Finally, our Articles of Incorporation do not prohibit the actions described herein.

     As of the close of business on the Record Date, we had 10,974,435 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share.

     The expenses of mailing this Information Statement will be borne by ISSI.

TABLE OF CONTENTS

Page
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	3
SUMMARY TERM SHEET	3
OUTSTANDING SHARES AND VOTING RIGHTS	4
QUESTIONS AND ANSWERS ABOUT THE REVERSE MERGER	4
ACTION 1 – THE REVERSE MERGER	7
Background and Purpose	7
Terms of the Reverse Merger	7
Dilution	8
History and Overview of NETW	9
Description of NETW	9
Employees	9
Regulatory Approvals Required	10
Past Contacts, Transactions or Negotiations	10
Market Price of and Dividends for NETW’s Common Equity and Related Stockholder Matters	10
Executive Compensation	11
Securities Ownership of Certain Beneficial Owners and Management	12
Discussion and Analysis of NETW’s Operations and Financial Condition	14
ACTION 2 – AMENDMENT OF THE ARTICLES OF INCORPORATION	20
Name Change	20
Dissenters’ Rights	20
Preemptive Rights	20
Federal Income Tax Consequences	20
Procedure for Amending to the Articles of incorporation	20
WHERE YOU CAN FIND MORE INFORMATION	21
INCORPORATION OF FINANCIAL INFORMATION	21
BOARD OF DIRECTORS’ RECOMMENDATIONS AND STOCKHOLDER APPROVAL	21

APPENDIX A
Form of Share Exchange Agreement
APPENDIX B
NETW’s Unaudited Consolidated Financial Statements and Footnotes for the six months ended
December 31, 2008 and 2007
APPENDIX C
NETW’s Audited Consolidated Financial Statements and Footnotes for the years ended June 30, 2008 and 2007
APPENDIX D
Pro-forma Consolidated Financial Statements and Footnotes showing the effects of the Reverse Merger
APPENDIX E
Form of Certificate of Amendment with the Amended Articles of Incorporation

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     International Smart Sourcing, Inc., a Delaware corporation (“we,” “us,” “our,” “ISSI,” or the “Company”) acknowledges that this Information Statement as well as other filings with the Securities and Exchange Commission (“SEC”) and our releases issued to the public contain various statements relating to future results, including certain projections and business trends. These statements constitute “Forward-Looking Statements.”

     Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, data contained in the Company’s records and other data available from third parties, but there can be no assurance that management’s expectations, beliefs or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Information Statement and in other disclosures. Finally, ISSI’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in ISSI’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements.

SUMMARY TERM SHEET

Material Terms of the Reverse Merger

     The Share Exchange Agreement sets forth the various rights and obligations of the Company and NETW in connection with the Reverse Merger. It provides that:

  we will receive up to 100% of the issued and outstanding shares of NETW’s common stock from NETW’s stockholders in exchange for up to 22,000,000 shares of our common stock.

  After the exchange, NETW will be our wholly owned subsidiary.

  In the event that NETW presents certificates of common stock (or affidavits of lost certificates) constituting less than 100% but more than 95% of the issued and outstanding stock of NETW, the amount of shares tendered to NETW’s selling stockholders shall be reduced pro rata.

     Also, the Share Exchange Agreement contains certain conditions to closing, including that NETW shall have obtained all necessary regulatory approvals for the Reverse Merger, including the filing with the Financial Industry Regulatory Authority (“FINRA”) of all required documentation to obtain the approval by FINRA for the sale of up to 100% of NETW.

     The current assets of Network 1 Financial Securities, Inc. will be merged or acquired by us, with the exception of the following consolidated entities which have been deemed to be variable interest entities (“VIEs”) by NETW: Network 1 Financial Advisors, Inc., Network 1 Financial Assurance, Inc, National Financial Services Group, Inc. and Shark Rivers Investors., LLC. See ACTION 1 – THE REVERSE MERGER, Terms of the Reverse Merger, beginning on page 7.

Name Change

     Following the consummation of the Reverse Merger, we intend to change our name from “International Smart Sourcing, Inc.” to “Network 1 Financial Group, Inc.” See ACTION 2 – AMENDMENT OF THE ARTICLES OF INCORPORATION, beginning on page 20.

Reasons for the Reverse Merger and Name Change

     ISSI currently is a “shell company” without any revenue-generating operations. Although ISSI’s common stock is quoted on the OTCBB, no trading market has developed and our common stock is illiquid. NETW is a full-service broker-dealer that has established operations and revenues.

     The Board adopted resolutions authorizing the Reverse Merger pursuant to the Share Exchange Agreement because it believes that the Reverse Merger will provide greater value to our stockholders and allow a trading market to develop around our common stock. See the discussion under “ACTION 1 – THE REVERSE MERGER” beginning on page 7.

     The Board adopted resolutions authorizing the change of our name, following the consummation of the Reverse Merger, from “International Smart Sourcing, Inc.” to “Network 1 Financial Group, Inc.” because it believes the new name will better reflect our new business operations. See ACTION 2 – AMENDMENT OF THE ARTICLES OF INCORPORATION, beginning on page 20.

OUTSTANDING SHARES AND VOTING RIGHTS

     As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of common stock, $.001 par value, and 1,000,000 shares of preferred stock, of which 10,974,435 shares of common stock were outstanding, and 0 shares of preferred stock were outstanding. In addition, we have the following outstanding obligations to issue shares of common stock upon exercise or conversion of any outstanding security:

  1,427,400 warrants remain outstanding of 1,437,500 warrants issued in our initial public offering in April 1999 (“IPO Warrants”). Each IPO Warrant entitles the holder of the IPO Warrant to purchase 5.1546378 shares of our common stock at a total price of $1.03092756 until April 23, 2010.

  On March 28, 2007, our Board of Directors approved the grant of 300,000 warrants (the “Executive Warrants”) to our three executive officers, who also serve on our Board of Directors, Messrs. David Hale, President and Chairman of the Company’s Board of Directors; Richard A. Peters, Secretary; and Michael S. Rakusin, Chief Financial Officer (collectively referred to herein as the “Executive Officers”), for their services as directors. The Executive Warrants entitle each Executive Officer to purchase 100,000 shares of our common stock at an exercise price of $0.20 per share until March 28, 2012. The exercise price and the number of shares which may be purchased upon exercise of an Executive Warrant are subject to adjustment in certain circumstances.

  There were no warrants granted during the year ended December 31, 2008.

     Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders. However, no proxies or consents are being solicited in connection with the matters described in this Information Statement because one shareholder, Horace T. Ardinger, Jr., holding an aggregate of 5,986,420 shares, or 54.55% of the outstanding shares of our common stock, has already executed and delivered a written consent in favor of such matters dated January 2009. The shares represented by the aforementioned written consent constituted sufficient voting power to approve all matters described in this Information Statement. The individual who provided the consent owns approximately 2% of the outstanding capital stock of NETW.

     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the corporate actions described herein will not be taken until a date at least 20 days after the date on which this Information Statement has been mailed to our stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on [20 DAYS AFTER MAILING OF INFORMATION STATEMENT], 2009.

     We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE REVERSE MERGER

     This Information Statement is first being sent to stockholders on or about [MAILING DATE]. The following questions and answers are intended to respond to frequently asked questions concerning the matters discussed in this Information Statement. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:	Why are we acquiring NETW?

A.

ISSI is a “shell company” without any revenue-generating operations. NETW is a full-service broker-dealer that has established operations and revenues. We believe the Reverse Merger will provide greater value to our stockholders. For more information regarding the Reverse Merger, see the discussion under “ACTION 1 – THE REVERSE MERGER” beginning on page [7] of this Information Statement.

Q:	What are the principal features of the Reverse Merger?

A:

Pursuant to the Reverse Merger, we will become the parent company of NETW owning up to 100% of its issued and outstanding capital stock. We will issue up to 22,000,000 shares of our common stock to the owners and designees of NETW. Our common stock will continue to be quoted on the Over-the-Counter Bulletin Board (the “OTCBB”). For additional information regarding the terms of the Reverse Merger, see the discussion under “Terms of the Reverse Merger” beginning on page [7] of this Information Statement.

Q:	Who is NETW and what does it do?

A:

NETW was organized as a Texas corporation on March 15, 1983 and is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”), the State of Texas and 41 other states. NETW is an introducing broker-dealer that clears all transactions with and for customers on a fully disclosed basis with a clearing broker. See “History and Overview of NETW” and “Description of NETW” beginning on page [9] of this Information Statement.

Q:	What are the benefits of completing this Reverse Merger?

A:

Although our common stock is quoted on the OTCBB, no trading market has developed and our common stock is illiquid. Furthermore, we do not have any revenue generating activities and have not generated revenues since September 28, 2006, when we sold off our operating subsidiaries, and began reporting as a development stage company. We believe the Reverse Merger should enhance stockholder value and allow a trading market to develop around our common stock.

Q:	Why are we not holding a meeting of stockholders to approve the Reverse Merger?

A:

The board of directors has already approved the Share Exchange Agreement and the amendment to the Articles of Incorporation, and has received the written consent of one stockholder who represents a majority of our outstanding shares of common stock, without the need to solicit votes. Under Delaware law and our Articles of Incorporation, the transaction and other actions described herein may be approved by the written consent of the holders of a majority of the shares entitled to vote. Since we have already received a written consent representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense. We note that no stockholder approval was required by the Reverse Merger itself.

Q:	How will the Reverse Merger affect my ownership?

A:

The Reverse Merger will dilute your ownership interest. Presently, we have 10,974,435 shares of common stock outstanding. We will issue up to 22,000,000 shares of common stock to acquire NETW. We will have up to 32,974,435 shares of common stock outstanding after the transaction. Your ownership position will be proportionally decreased by up to the additional 22,000,000 shares of common stock that will be outstanding after completing the transaction.

Q:	Can I require ISSI to purchase my stock?

A:

No, this transaction does not give rise to dissenters’ appraisal rights. Pursuant to the General Corporation Law of the State of Delaware, you are not entitled to an appraisal and purchase of your stock as a result of the Reverse Merger, or any other action that will be taken pursuant to the written consent of stockholders.

Q:	Will ISSI or NETW be taxed as a result of the Reverse Merger?

A:

We believe that ISSI and NETW should not incur any taxes in connection with consummation of the Reverse Merger. However, changes in tax laws, treaties or regulations or the interpretation or enforcement of these tax laws, treaties or regulations, could adversely affect the tax consequences of the Reverse Merger to us and our stockholders, NETW and its subsidiaries and the stockholders of NETW. In addition, if the U.S. Internal Revenue Service or other taxing authorities do not agree with our assessment of the effects or interpretation of these laws, treaties and regulations, this could have a material adverse effect on the tax consequences of the Reverse Merger. For further discussion of the material tax consequences of the Reverse Merger, see the discussion under “Federal Income Tax Consequences of the Reverse Merger” beginning on page [20] of this Information Statement.

Q:	Who will be appointed to serve as the new Board of Directors?

A:

Damon Testaverde, William R. Hunt, and Richard W. Hunt, all of whom currently are principals of NETW, will be appointed to our new Board of Directors. Michael Rakusin and Richard Peters, who are currently serving as directors and executive officers of ISSI will remain on the Board. David R.E. Hale, currently our Chairman and President, will resign from the Board.

Q:	Why is the Company amending its Articles of Incorporation, and changing its name to Network 1 Financial Group, Inc.?

A:

Following the consummation of the Reverse Merger, we, through our wholly owned subsidiary, will be engaged in the financial services business. We are changing our name to “Network 1 Financial Group, Inc.” to more accurately reflect our new business. For more information regarding the amendments to our Articles of Incorporation, see the discussion under “ACTION 2 – AMENDMENT OF THE ARTICLES OF INCORPORATION” beginning on page [20] of this Information Statement.

Q:	Who do I contact with further questions?

A:	You should contact:

International Smart Sourcing, Inc.
Attention: David R.E. Hale
320 Broad Hollow Road
Farmingdale, NY 11735
(631) 293-4650

ACTION 1 – THE REVERSE MERGER

Background and Purpose

     We are a “shell company” under the rules of the Securities Exchange Act of 1934. As such, we have no or nominal operations and no significant revenues. We believe we have identified an operating target company that is an ideal candidate for the Reverse Merger. We believe that our stockholders will benefit from the acquisition and ownership of NETW and the business that it operates.

     The following discussion describes the Share Exchange Agreement, NETW, its financial statements, and all other information relevant to the Reverse Merger. Attached to this Information Statement for reference are: (i) the Form of Share Exchange Agreement, attached as Appendix A; (ii) NETW’s unaudited consolidated financial statements for the six months ended December 31, 2008 and 2007, attached as Appendix B; (iii) NETW’s audited consolidated financial statements for the years ended June 30, 2008 and 2007, attached as Appendix C; and (iv) pro-forma consolidated financial statements showing the pro-forma effects of the Reverse Merger, attached as Appendix D.

Terms of the Reverse Merger

     The Share Exchange Agreement provides that we will receive up to 100% of the issued and outstanding shares of NETW from NETW’s stockholders in exchange for up to 22,000,000 shares of our common stock. After the share exchange, NETW will be our wholly owned subsidiary. In the event that NETW presents certificates of common stock (or affidavits of lost certificates) constituting less than 100% but more than 95% of the issued and outstanding stock of NETW, the amount of shares tendered to NETW’s selling stockholders shall be reduced pro rata. The Share Exchange Agreement requires, as conditions to closing, that: NETW shall have obtained all necessary regulatory approvals for the Reverse Merger, including the filing with the Financial Industry Regulatory Authority (“FINRA”) of all required documentation to obtain the approval by FINRA pursuant to FINRA Rule 1017 for the sale of up to 100% of NETW.

     The issuance of 22 million shares of common stock of our common stock as consideration in the reverse merger with NETW was negotiated by these parties in an arms-length transaction. The following were the principal factors that we considered:

a.	We spent 2 1/2 years examining numerous deals, and entered into several letters of intent none of which came to fruition, resulting in significant expense and the continuing dissipation of our assets;

b.	the economic effect of the downturn in the economy during this period resulting in fewer and fewer quality alternative transactions;

c.	the erosion of our stock price and the fact that the stock rarely trades or trades in low volume;

d.

our management believes that NETW and its management has demonstrated its ability to weather the current extreme economic conditions and should be well positioned to benefit in an overall economic recovery.

     The 22 million shares of common stock were valued using the current market price of the stock and taking into account its liquidity or lack thereof.

     The current assets of Network 1 Financial Securities, Inc. will be merged or acquired by us. The consolidated assets that are not being acquired will remain in the ownership of the current shareholders of those entities, as follows:

Network 1 Financial Assurance, Inc.

Richard Hunt
William Hunt
Miguel Zarraga
Richard Eckhoff

Network 1 Financial Advisors, Inc.
William Hunt
Richard Hunt

National Financial Services Group, Inc.

Richard Hunt
William Hunt

Shark River Investors, LLC

Damon Testaverde
Richard Hunt
William Hunt

Dilution

     The following table illustrates the effect on net tangible book value per common share of ISSI as of December 31, 2008 of the Reverse Merger with NETW as if the transaction occurred on that date. This calculation is predicated on the pro forma condensed combined balance sheet as of December 31, 2008 included on page D-2 of Appendix D. As of that date, our pro forma tangible book value was $1,101,730, or $0.10 per common share. The effect of the Reverse Merger, which results in the issuance of 22 million additional common shares in exchange for 100% of the common shares of NETW, representing the acquisition of $572,537 in net tangible book value of NETW or $0.03 net tangible book value per common share, is a decrease to the current shareholders of ISSI of $0.05 per common share to from $0.10 per common share to $0.05 per share.

Net tangible pro forma book value per common share of ISSI before Reverse Merger	$ 0.10

Net tangible pro forma book value per common share of ISSI after Reverse Merger	0.05

Dilution per common share to pre Reverse Merger shareholders attributable to issuance of 22 million share in Reverse Merger with NETW	$ (0.05)

     We expect to incur approximately $170,000 in expenses for this transaction, consisting of $120,000 for accounting expenses and $50,000 for legal expenses. NETW expects to incur approximately $20,000 in expenses, consisting primarily of legal fees. No finders were used in this transaction.

     Pursuant to Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities,” NETW has determined that the following entities are variable interest entities (“VIEs”): Network 1 Financial Advisors, Inc., Network 1 Financial Assurance, Inc, National Financial Services Group, Inc. and Shark Rivers Investors., LLC. These VIEs are not included in the Share Exchange Agreement. For more information regarding VIEs, see “Discussion and Analysis of NETW’s Operations and Financial Condition - Principles of Consolidation and Basis of Presentation” on page [16].

     The following table illustrates the effects of the Share Exchange Agreement on the capital structure of our company:

Pre-Merger:
Shares of common stock issued	18,899,435
Less shares of common stock held in treasury	7,925,000
Shares of common stock outstanding	10,974,435	[1]

Merger:
Shares of common stock to be issued	22,000,000	[2]

Post-Merger:
Shares of common stock outstanding	32,974,435	[2]	100%
Outstanding shares owned by former NETW stockholders	22,000,000	[2]	66.78%

____________________
1Although ISSI issued an aggregate of 18,899,435 shares of common stock, $.001 par value, 7,925,000 shares of common stock were received by us from certain stockholders/directors and returned to our treasury on September 28, 2006, as a result of the sale of all of our operating subsidiaries.

2Assumes the maximum number of shares to be issued under the Share Exchange Agreement.

History and Overview of NETW

     NETW was incorporated in the state of Texas on March 15, 1983 as “Assets Planning & Development Inc.” On November 17, 1986, NETW changed its name to “StockAmerica, Incorporated” and on November 14, 1988, NETW changed its name to “Network 1 Financial Securities, Inc.”

     NETW is registered as a broker-dealer with the SEC, the State of Texas and 41 other states. NETW is an introducing broker-dealer that clears all transactions with and for customers on a fully disclosed basis with its clearing broker, Southwest Securities, a NYSE member firm. NETW is a member of the Financial Industry Regulatory Authority (“FINRA”), the Securities Investor Protection Corporation (“SIPC”) and NASDAQ.

Description of NETW

     NETW’s customer base is made up primarily of individual investors. NETW generates income from transactional business, mutual fund sales, business consulting fees, finder’s fees, annuity sales, register representative investment advisor fees, fees for providing investment banking services, placement agent fees for capital raises, bond transactions, and underwriting fees and concessions.

     NETW competes with other broker-dealers by offering services to non-traditional public companies which it believes are significantly underserved by the investment community. These companies may have little or no analysts following their growth and may be shut out of the capital markets due to their size and current market cap. Many of NETW’s competitors are larger and have substantially more capital resources than NETW and could potentially enter NETW’s market space.

     NETW is located at 2 Bridge Avenue, Red Bank, New Jersey. Its telephone number is (732) 758-9001.

Employees

     At January 28, 2008, NETW employed 16 full-time employees, and 3 part-time employees. None of NETW’s employees are represented by a union. NETW believes that its relationship with all of its employees is good.

Regulatory Approvals Required

     Prior to the closing of the Reverse Merger, NETW must file with the Financial Industry Regulatory Authority (“FINRA), an application pursuant to FINRA Rule 1017 (the “1017 Application”) to obtain approval for the sale of [one hundred percent (100%)] of NETW. FINRA has 30 days to review the 1017 Application and give comments, if applicable. NETW filed the 1017 Application on February 6, 2009. On the closing of the Reverse Merger, ISSI will file an amended Form BD with FINRA, and any required state(s), indicating the change in ownership of NETW and listing the current officers and directors. Also on the closing of the Reverse Merger ISSI will file with the SEC a Form D for the issuance of the 22,000,000 shares of common stock (or such lesser amount as is subsequently agreed upon) of ISSI to be issued to the shareholders of NETW.

     As a registered broker-dealer, NETW is subject to the SEC’s ongoing Uniform Net Capital Rule 15c3-1 that requires that NETW maintain minimum net capital equal to the greater of $100,000 and requires that the ratio of aggregate indebtedness, as defined, to net capital, shall not exceed 15 to 1.

Past Contacts, Transactions or Negotiations

     ISSI began seeking an investment partner for a merger or acquisition after the sale of its underlying business on September 28, 2006. NETW acted as the investment advisor/banker for ISSI and provided several acquisition candidates to ISSI’s management. Although several letters of intent were signed with these candidates, no mergers were ever completed. ISSI continued to receive several inquiries from unrelated parties over the next 18 to 24 months as well as an inquiry from NETW. Members of the Board of Directors met with representatives of NETW on June 11, 2008 and July 2, 2008. There were no further discussions between ISSG and NETW regarding the possible acquisition of NETW until July 23, 2008 and the parties entered into a letter of intent on July 29, 2008, as described below.

     On July 29, 2008, ISSI entered into a letter of intent with NETW, pursuant to which ISSI agreed to purchase one hundred percent 100% of the issued and outstanding capital stock of NETW, resulting in NETW becoming ISSI’s wholly owned subsidiary, in exchange for twenty-two million (22,000,000) shares of ISSI’s common stock, $0.001 par value, which amount shall be subject to adjustment after the completion of (a) NETW’s audited financial statements for the years ended June 30, 2008 and 2007, and (b) a due diligence review by us. No adjustments to the number of shares of ISSI’s common stock are anticipated, except as described in “Terms of the Reverse Merger” on page [7].

     On December 17, 2009, the parties held a meeting at the offices of ISSI’s securities counsel to discuss the terms of the proposed acquisition.

     On November 18, 2008, ISSI loaned to and received a promissory note in the amount of $100,000 from Network 1 Financial Advisors Inc., an affiliate of Network 1 Financial Securities, Inc. The effective interest rate for the note is 6% per annum. The note matures on November 18, 2009.

Market Price of and Dividends for NETW’s Common Equity and Related Stockholder Matters

Market Information

     There is no established trading market for NETW’s common stock.

Holders

     As of March 24, 2009, there were ten holders of record of NETW’s Class A voting common stock and three holders of NETW’s Class B non-voting common stock.

Executive Compensation

Compensation of ISSI’s Executive Officers

None of ISSI’s executive officers received compensation in excess of $100,000 during the years ended December 31, 2008 and 2007.

Compensation of ISSI Directors

Prior to September 28, 2006, our Directors who were also employees received no additional compensation for their service as directors, and our non-employee Directors received a fee of $500 a month for serving on the Board of Directors and reimbursement of reasonable expenses incurred in attending meetings. At the present time, all of our directors receive $500 a month for serving on the Board of Directors as well as reimbursement of reasonable expenses incurred in attending meetings.

DIRECTOR COMPENSATION
					Changes in
					Pension Value
	Fees Earned			Non-equity	and
	or Paid in		Option	Incentive	Nonqualified	All
	Cash	Stock Awards	Awards	Plan	Compensation	Other	Total
	($)	($)	($)	Compensation	Earnings	Compensation	($)
David Hale	6,000	–	–	–	–	–	6,000
Richard Peters	6,000	–	–	–	–	–	6,000
Michael Rakusin	6,000	–	–	–	–	–	6,000

Compensation of NETW’s Executive Officers

The following table sets forth, for the fiscal year ended December 31, 2008 and 2007, all compensation paid by NETW, including salary, bonuses and certain other compensation, if any, to its Chief Executive Officer and the two most highly compensated executive officers other than the CEO.

SUMMARY COMPENSATION TABLE FOR 2008 AND 2007

							Change in
							Pension Value
							and Non-
						Non-	qualified
						Equity	Deferred
				Stock	Options	Incentive Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Damon Testaverde	2008	112,517	-	-	-	-	-	-	112,517
Managing Director	2007	444,552	-	-	-	-	-	-	444,552

William R. Hunt	2008	111,036	-	-	-	-	-	-	111,036
President	2007	131,527	-	-	-	-	-	-	131,527

Richard W. Hunt	2008	111,466	-	-	-	-	-	-	111,466
CEO	2007	131,527	-	-	-	-	-	-	131,527

Compensation of NETW’s Directors

None of NETW’s directors received compensation for their services as director during the years ended December 31, 2008 and 2007.

Security Ownership of Certain Beneficial Owners and Management

Current Ownership of ISSI

     The following table sets forth information regarding the number of shares of ISSI Common Stock beneficially owned on the Record Date by each person or “group” (as that term is defined in Section 13(d)(3) of the Exchange Act) (i) who is known by ISSI to beneficially own 5% or more of ISSI Common Stock, (ii) each of the directors and executive officers of ISSI and (iii) all of the directors and executive officers as a group. Except as otherwise indicated, we believe, based on information furnished by such persons, that each person listed below has sole voting and investment power over the shares of common stock shown as beneficially owned, subject to community property laws, where applicable. Beneficial ownership is determined under the rules of the SEC and includes any shares which the person has the right to acquire within 60 days after the Record Date through the exercise of any stock option, warrant or other right.

		Amount and Nature
		of	Percentage
Name of Beneficial Owners	Status	Beneficial Ownership	of Class(1)
Horace T. Ardinger, Jr.	5% holder	10,643,145(2)	66.73%
Jay Gottlieb	5% holder	946,505(3)	8.62%
Richard A. Peters	Director and	100,000(4)	*
	Secretary
Michael Rakusin	Director and Chief	100,000(5)	*
	Financial Officer
David R. E. Hale	Chairman and	100,500(6)	*
	President
Officers and directors as a group (3 persons)		300,500(7)	2.67%

*Less than one percent.

(1)	Based on 10,974,435 shares of ISSI common stock outstanding as of the Record Date.

(2)

Includes 965,000 warrants with an exercise price of approximately $1.00 to purchase a total of 4,974,225 shares of common stock which expire on April 23, 2010. Also includes 5,668,920 shares of common stock held by H.T. Ardinger & Sons, Inc., a Texas corporation, of which Mr. Ardinger has sole voting and dispositive control.

(3)	Represents the number of shares as set forth on the Schedule 13G, as filed with the SEC on February 13, 2008.

(4)	Consists of 100,000 warrants to purchase a total of 100,000 shares of common stock at $0.20 per share which expire on March 28, 2012.

(5)	Consists of 100,000 warrants to purchase a total of 100,000 shares of common stock at $0.20 per share which expire on March 28, 2012.

(6)	Includes 100,000 warrants to purchase a total of 100,000 shares of common stock at $0.20 per share which expire on March 28, 2012.

(7)	Includes 300,000 warrants to purchase a total of 300,000 shares of common stock at $0.20 per share which expire on March 28, 2012.

Ownership of ISSI after the Reverse Merger

     This table assumes that a maximum of 22,000,000 shares of ISSI will be issued pursuant to the Reverse Merger.

		Amount and Nature
		of	Percentage
Name of Beneficial Owners	Status	Beneficial Ownership	of Class(1)
Horace T. Ardinger, Jr.	5% holder	11,072,145(2)	29.18%
Richard A. Peters	Director and	100,000(3)	*
	Secretary
Michael Rakusin	Director and Chief	100,000(4)	*
	Financial Officer
Damon Testaverde	Director	3,323,678(5)	9.84%
William R. Hunt	Director	9,363,158(6)	28.10%
Richard W. Hunt	Director	9,284,878(7)	27.92%
Officers and directors as a group (5 persons)		21,192,158(8)	62.21%

*Less than one percent.

(1)	Based on 32,974,435 shares of ISSI common stock expected to be outstanding after the closing of the Reverse Merger.

(2)

Includes 965,000 warrants with an exercise price of approximately $1.00 to purchase a total of 4,974,225 shares of common stock which expire on April 23, 2010. Also includes 5,668,920 shares of common stock held by H.T. Ardinger & Sons, Inc., a Texas corporation, of which Mr. Ardinger has sole voting and dispositive control. Also includes 429,000 shares which Mr. Ardinger is entitled to receive post-merger as a result of his ownership of 25,000 shares of NETW.

(3)	Consists of 100,000 warrants to purchase a total of 100,000 shares of common stock at $0.20 per share which expire on March 28, 2012.

(4)	Consists of 100,000 warrants to purchase a total of 100,000 shares of common stock at $0.20 per share which expire on March 28, 2012.

(5)

Includes 53,452 warrants with an exercise price of approximately $1.00 to purchase of total of 275,278 shares of common stock which expire April 23, 2010. Such warrants are owned by NETW, over which Mr. Testaverde shares control with Mr. William Hunt and Mr. Richard Hunt. (These warrants will be left in inventory after the consummation of the Reverse Merger and eventually may be publicly traded or disposed of). Also includes 12,500 shares of common stock owned by Mr. Testaverde’s wife, Patricia. Also includes 5,000 shares of common stock owned by R. H. Damon, Inc., a corporation over which Mr. Testaverde exercises voting and investment control. Finally, also includes 104,000 warrants with an exercise price of approximately $1.00 to purchase 535,600 shares of common stock which expire on April 23, 2010.

(6)

Includes 53,452 warrants with an exercise price of approximately $1.00 to purchase of total of 275,278 shares of common stock which expire April 23, 2010. Such warrants are owned by NETW, over which Mr. Hunt shares control with Mr. Testaverde and Mr. Richard Hunt. (These warrants will be left in inventory after the consummation of the Reverse Merger and eventually may be publicly traded or disposed of). Also includes 429,000 shares of common stock to be owned post-merger by Network 1 Financial Advisors, Inc., a corporation over which William Hunt shares voting and investment control with Richard Hunt. Also includes 15,200 warrants with an exercise price of approximately $1.00 to purchase a total of 78,280 shares of common stock which expire April 23, 2010.

(7)

Includes 53,452 warrants with an exercise price of approximately $1.00 to purchase of total of 275,278 shares of common stock which expire April 23, 2010. Such warrants are owned by NETW, over which Mr. Hunt shares control with Mr. Testaverde and Mr. William Hunt. (These warrants will be left in inventory after the consummation of the Reverse Merger and eventually may be publicly traded or disposed of). Also includes 429,000 shares of common stock to be owned post-merger by Network 1 Financial Advisors, Inc., a corporation over which Richard Hunt shares voting and investment control with William Hunt.

(8)

Includes 200,000 warrants to purchase a total of 200,000 shares of common stock at $0.20 per share which expire on March 28, 2012. Also includes 53,452 warrants owned by NETW with an exercise price of approximately $1.00 to purchase a total of 275,278 shares of common stock and which expire on April 23, 2010. (These warrants will be left in inventory after the consummation of the Reverse Merger and eventually may be publicly traded or disposed of). Also includes 104,000 warrants with an exercise price of approximately $1.00 to purchase 535,600 shares of common stock and which expire April 23, 2010. Also includes 15,200 warrants with an exercise price of approximately $1.00 to purchase a total of 78,280 shares of common stock with expire April 23, 2010.

Dividends

We have not given any cash dividends to our shareholders in the last two years. In addition, we intend to retain future earnings for use in our business for the foreseeable future. The payment of cash dividends, if any, in the future is within the discretion of the Board of Directors and will depend upon our earnings, capital requirements, financial condition and other relevant factors.

Securities Authorized for Issuance under Equity Compensation Plans

NETW does not have any equity compensation plans in place. However, NETW sponsors a 401(k) profit-sharing plan that covers substantially all of its employees. The plan provides for a discretionary annual contribution, and is allocated in proportion to compensation. In addition, each participant may elect to contribute to the Plan by way of a salary deduction. An employee becomes fully vested in NETW’s contribution after 6 years and is fully vested in his own contributions immediately.

Performance Graph

Not applicable.

Selected Financial Data

Not applicable.

Supplementary Financial Information

Not applicable.

Discussion and Analysis of NETW’s Operations and Financial Condition

     The following discussion should be read in conjunction with the financial statements and the related notes included as Appendix B and C with this information statement. This discussion contains forward-looking statements that involve risks and uncertainties. NETW’s actual results could differ significantly from those projected in the forward-looking statements as a result of many factors.

Overview

     NETW was organized as a Texas corporation on March 15, 1983 and is registered as a broker-dealer with the SEC, the State of Texas and various other states. NETW is an introducing broker-dealer that clears all transactions with and for customers on a fully disclosed basis with a clearing broker. NETW is a member of the Financial Industry Regulatory Authority (“FINRA”).

     Management believes that the trend for smaller companies that are public is to grow through consolidation or seek investors to help fuel their growth in their market space. NETW’s management has experience in assisting smaller companies in meeting their capital needs. The inherent risk of this market space is that smaller companies could fail to compete with larger competitors and risk the failure of their business. Since these businesses are not proven in respect of size and penetration of their product, NETW may be unable to attract sufficient capital for its investment banking clients resulting in a decrease of fees generated. However, management believes that it can attract registered personnel to its firm because the market it is serving and the opportunities it provides will provide the ability to increase its sales force.

     After removing the non-controlling interest income from its subsidiaries, NETW had a (loss) from operations of approximately $240,000 for the six months ended December 31, 2008, which represents an additional loss of approximately $69,000 from the same period in the prior year. This loss was primarily due to an increase in commissions payable due to a change in NETW’s product mix and an increase in trading losses due to market volatility. NETW’s management continues to seek income stabilization from consulting and investment banking fees as well as by reducing its exposure to market positions. Management believes that if NETW consummates the Reverse Merger, it will have sufficient resources to expand its marketing and to recruit experienced registered representatives and investment bankers.

     On July 29, 2008, ISSI entered into a letter of intent with NETW, pursuant to which ISSI agreed to purchase one hundred percent 100% of the issued and outstanding capital stock of NETW, resulting in NETW becoming ISSI’s wholly owned subsidiary, in exchange for twenty-two million (22,000,000) shares of ISSI’s common stock, $0.001 par value, which amount shall be subject to adjustment after the completion of (a) NETW’s audited financial statements for the years ended June 30, 2008 and 2007, and (b) a due diligence review by ISSI. No Adjustments to the number of shares of ISSI’s common stock are anticipated except as described in “Terms of the Reverse Merger” on page [7]. Pursuant to Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities,” NETW has determined that the following entities are variable interest entities (“VIEs”): Network 1 Financial Advisors, Inc., Network 1 Financial Assurance, Inc, National Financial Services Group, Inc. and Shark Rivers Investors., LLC. These VIEs are not included in the Share Exchange Agreement. For more information regarding VIEs, see “Discussion and Analysis of NETW’s Operations and Financial Condition - Principles of Consolidation and Basis of Presentation” on page 16. The accompanying audited and unaudited condensed consolidated financial statements for 2008 and 2007 consolidate NETW’s VIEs.

     On March 12, 2009, NETW was notified by its bank that its outstanding credit line was in default. NETW was required to make certain minimum repayments of its line of credit approximating $36,000, which amount was not remitted. Management is currently in discussions with the bank regarding making the necessary payment, restructuring the terms of the credit line or obtaining a waiver for the default.

Results of NETW’s Operations:

     For the Six Months ended December 31, 2008 and 2007. For the six months ended December 31, 2008 and 2007, NETW generated $2,007,975 and $1,807,343 of consolidated revenue, respectively. The increased revenue of $200,632 in 2008 represents 11.1% growth in revenue over 2007. NETW’s growth is the result of the hiring of additional registered representatives.

     NETW’s consolidated operating expenses were $2,241,656 and $1,967,526 for the six months ended December 31, 2008 and 2007, an increase of $274,130 or 13.9% from the prior period, and represents 112% and 109% of revenue, respectively. The increase in NETW’s expenses is primarily due to increased administrative headcount to support the growing operations and increased commissions and office expenses.

     (Loss) from operations before non-controlling interest was ($233,681) and ($160,183) for the six months ended December 31, 2008 and 2007, respectively. Income from operations attributable to the non-controlling interest in NETW’s subsidiaries was $7,851 and $9,427 in 2008 and 2007, respectively. After removing the non-controlling interest income, the (loss) from NETW operations in 2008 was ($241,532). The $71,922 increase in losses in 2008 is primarily due to the increase in commissions payable due to a change in the product mix and an increase in trading losses.

     Interest expense was $78,542 and $100,023 for the six months ended December 31, 2008 and 2007, respectively, a decrease of $21,481. The decrease is due to a reduction in the amount of notes payable and a reduction in interest rates.

     For the Years Ended June 30, 2008 and 2007. For the years ended June 30, 2008 and 2007, NETW generated $2,763,340 and $3,870,291 of consolidated revenue, respectively. The decreased revenue of $1,106,951 in 2008 represents a 28.6% decrease in revenue over 2007, which is the result of reduced revenues from underwriting activities and private placements.

     NETW’s consolidated operating expenses were $3,100,847 and $3,799,138 for the years ended June 30, 2008 and 2007, a decrease of $698,291, or 18.4% from the prior period, and represent 112% and 98% of revenue, respectively. The decrease in NETW’s expenses is primarily due to a decrease in commissions and professional fees.

     Income (loss) from operations was ($384,003) and $97,395 for the years ended June 30, 2008 and 2007, and represents (1.39%) and 2.5% of revenue, respectively.

     Interest expense was $138,225 and $127,305 for the years ended June 30, 2008 and 2007, respectively, an increase of $10,920 or 8.57%. The increase is due to increased interest rates on mortgages payable.

     NETW’s consolidated income (loss) before non-controlling interest in subsidiaries was ($337,507) and $71,153 for the years ended June 30, 2008 and 2007, respectively. The income (loss) attributable to non-controlling interest in subsidiaries was $46,496 and ($26,242) for 2008 and 2007, respectively.

Liquidity and Capital Resources

     NETW’s primary source of liquidity is cash generated from operations and from short-term financing arrangements. NETW had $3,068 in cash as of December 31, 2008 and $39,734 in cash as of June 30, 2008. We believe NETW should have available resources to meet its liquidity requirements, including debt service, for the remainder of 2008. If NETW’s cash flow from operations is insufficient to fund its debt service and other obligations, NETW may be required to increase its borrowings, reduce or delay capital expenditures, and seek additional capital or refinance its indebtedness. There can be no assurance, however, that NETW will continue to generate cash flows at or above current levels or that it will be able to maintain its ability to borrow under revolving credit facilities.

     In the upcoming year, NETW plans to finance operations with working capital and external financing. NETW believes that it will need additional funds in the near term to finance operations and meet revenue, profitability, growth, diversification and other strategic goals for the foreseeable future. In addition, NETW expects to complete the Reverse Merger with ISSI. NETW expects to be able to procure financing upon reasonable terms in order to finance operations. However, if NETW is unable to do so, or if NETW does not meet anticipated future revenue goals, NETW’s management is committed to taking actions necessary to ensure the conservation of adequate cash to continue to finance its operations.

Summary of NETW’s Significant Accounting Policies

     The discussion and analysis of NETW’s financial condition and results of operations are based on NETW’s financial statements, which have been prepared in accordance with accounting principles generally accepted in the U.S. While NETW’s significant accounting policies are described in more detail in Note 2 to its financial statements, NETW’s management believes the following accounting policies to be critical to the judgments and estimates used in preparation of its financial statements:

     Use of Estimates: The preparation of these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Principles of Consolidation and Basis of Presentation: In January 2003, and revised in December 2003, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46 (“FIN 46”), “Consolidation of Variable Interest Entities.” Prior to the issuance of this interpretation, a company generally included another entity in its consolidated financial statements only if it controlled the entity through voting interests. FIN 46 requires a variable interest entity (“VIE”), as defined, to be consolidated by a company, if that company is subject to a majority of the risk of loss from the variable interest entity’s activities, entitled to receive a majority of the entity’s residual returns, the purpose of the entity is for the benefit of the reporting entity, or if the entity is substantially financed by the reporting entity. For these purposes, variable interests held by related parties should be consolidated with the reporting entity. NETW has determined that the following entities are VIEs: Network 1 Financial Advisors, Inc., Network 1 Financial Assurance, Inc, National Financial Services Group, Inc. and Shark Rivers Investors, LLC.

     Network 1 Financial Advisors, Inc. provides advisory services and the in-house management of client accounts.

     Network 1 Financial Assurance, Inc. acts as an agent providing life and health insurance products for certain clients on behalf of the Company.

     National Financial Services Group, Inc. enters into leases and to function as the guarantor for any leases or investments on behalf of the Company.

     Shark Rivers Investors, LLC is a real estate investment company that owns and operates two building facilities in New Jersey.

     Non-Controlling Interest in Subsidiaries: Non-Controlling interest represents one hundred percent (100%) of the equity from the four (4) variable interest entities that are beneficially-owned by the Company’s stockholders.

     Revenue Recognition: Customer security transactions and the related commission income and expense are recorded as of the trade date. Investment banking revenues include gains, losses, and fees, net of syndicate expenses, arising from securities offerings in which NETW acts as an underwriter or agent. Investment banking revenues also include fees earned from providing financial advisory services. Investment banking management fees are recorded on the offering date, sales concessions on the settlement date, and underwriting fees at the time the underwriting is completed and the income is reasonably determinable. Customers who are financing their transaction on margin are charged interest. NETW’s margin requirements are in accordance with the terms and conditions mandated by its clearing firm. The interest is billed on the average daily balance of the margin account. Net dealer inventory gains result from securities transactions entered into for the account and risk of NETW. Net dealer inventory gains are recorded on a trade date basis. Investment advisory fees are account management fees for high net worth clients based on the amount of the assets under management. These fees are billed quarterly and recognized at such time that the service is performed and collection is probable.

     NETW generally acts as an agent in executing customer orders to buy or sell listed and over-the-counter securities in which it does not make a market, and charges commissions based on the services it provides to its customers. In executing customer orders to buy or sell a security in which it makes a market, NETW may sell to, or purchase from, customers at a price that is substantially equal to the current inter-dealer market price plus or minus a mark-up or mark-down. NETW may also act as agent and execute a customer's purchase or sale order with another broker-dealer market-maker at the best inter-dealer market price available and charge a commission. Mark-ups, mark-downs and commissions are generally priced competitively based on the services it provides to its customers. In each instance the commission charges, mark-ups or mark-downs, are in compliance with guidelines established by the FINRA.

     Marketable securities are carried at fair value, with changes in value included in the statement of income in the period of change. Fair value is generally determined by quoted market prices. Non-marketable securities are valued at fair value as determined by management.

     Cash and Cash Equivalents: NETW considers all highly liquid temporary cash investments with an original maturity of three months or less when purchased, to be cash equivalents.

     Property and Equipment: Property and equipment is recorded at cost. Depreciation is calculated using the straight-line method based on the estimated useful lives of the related assets, which range from five to twenty years. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful lives of the assets or the terms of the leases. Maintenance and repairs are charged to expense as incurred; costs of major additions and betterments that extend the useful life of the asset are capitalized. When assets are retired or otherwise disposed of, the costs and related accumulated depreciation or amortization are removed from the accounts and any gain or loss on disposal is recognized.

     Fair Value of Financial Instruments: Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments” requires that NETW disclose estimated fair values of financial instruments. The carrying amounts reported in the statement of financial position for current assets and current liabilities qualifying as financial instruments approximate fair value because of their short maturities.

     Impairment of Long-Lived Assets. NETW assesses the recoverability of its long lived assets, including property and equipment when there are indications that the assets might be impaired. When evaluating assets for potential impairment, NETW first compares the carrying amount of the asset to the asset’s estimated future cash flows (undiscounted and without interest charges). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset to the asset’s estimated future cash flows (discounted and with interest charges). If the carrying amount exceeds the asset’s estimated futures cash flows (discounted and with interest charges), the loss is allocated to the long-lived assets of the group on a pro rata basis using the relative carrying amounts of those assets.

     Concentrations of Credit Risk. NETW is engaged in trading and providing a broad range of securities brokerage and investment services to a diverse group of retail and institutional clientele, as well as corporate finance and investment banking services to corporations and businesses. Counterparties to NETW’s business activities include broker-dealers and clearing organizations, banks and other financial institutions. NETW uses clearing brokers to process transactions and maintain customer accounts on a fee basis for NETW. NETW uses one clearing broker for substantially all of its business. NETW permits the clearing firms to extend credit to its clientele secured by cash and securities in the client’s account. NETW’s exposure to credit risk associated with the non-performance by its customers and counterparties in fulfilling their contractual obligations can be directly impacted by volatile or illiquid trading markets, which may impair the ability of customers and counterparties to satisfy their obligations to NETW. NETW has agreed to indemnify the clearing brokers for losses they incur while extending credit to NETW’s clients. It is NETW’s policy to review, as necessary, the credit standing of its customers and each counterparty. Amounts due from customers that are considered uncollectible by the clearing broker are charged back to NETW by the clearing broker when such amounts become determinable. Upon notification of a charge back, such amounts, in total or in part, are then either (i) collected from the customers, (ii) charged to the broker initiating the transaction and included in other receivables in the accompanying consolidated balance sheet, and/or (iii) charged as an expense in the accompanying consolidated statements of operations, based on the particular facts and circumstances. NETW maintains cash with major financial institutions. The Federal Deposit Insurance Corporation (“FDIC”) insures up to $100,000 at each institution and after October 3, 2008 up to $250,000 are insured by the FDIC at each institution. At times such amounts may exceed the FDIC limits.

     Advances to Registered Representatives. NETW extends unsecured credit in the normal course of business to its registered representatives. The determination of the amount of uncollectible accounts is based on the amount of credit extended and the length of time each receivable has been outstanding, as it relates to each individual registered representative. The allowance for uncollectible amounts reflects the amount of loss that can be reasonably estimated by management and is included as part of operating expenses in the accompanying consolidated statements of operations.

     Advertising Costs. Advertising costs are expensed as incurred.

     Income Taxes. NETW accounts for income taxes under the provisions of Statement of Financial Accounting Standards No 109, “Accounting for Income Taxes” (“SFAS No. 109”). SFAS No. 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

     Effect of recently issued accounting standards: In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. NETW adopted the provisions of Fin 48 effective July 1, 2007, the adoption of the provisions of FIN 48 did not have a material impact on NETW's consolidated financial position and results of operations.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There were no changes in accounting principles or disagreements with our auditors regarding applications of any accounting principles during the fiscal years ended December 31, 2008 and 2007.

Quantitative and Qualitative Disclosures about Market Risk

Not applicable.

ACTION 2 – AMENDMENT OF THE ARTICLES OF INCORPORATION

     We have determined to amend our Articles of Incorporation. The original Articles of Incorporation were filed on March 4, 1998 and were amended on December 4, 1998.

     Section 228(a) of the Delaware GCL eliminates the need for a meeting of the stockholders to approve the amendments contained in the Amended Articles of Incorporation. Section 228(a) provides that, unless otherwise provided in the articles of incorporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if, a written consent thereto is signed by stockholders holding at least a majority of the voting power. According to Section 242 of the GCL, a majority of the outstanding shares of common stock entitled to vote on the matter is required in order to amend our Articles of Incorporation. In order to eliminate the costs and time involved in the holding of a special meeting, we decided to obtain the written consent of the holders of a majority of the outstanding common stock of ISSI.

     The form of Certificate of Amendment containing a copy of the Amended Articles of Incorporation is attached to this Information Statement as Appendix E. The substantive amendment is as follows:

Name Change

     As described above, we will be acquiring NETW in a reverse merger. Accordingly, management believes that the name “Network 1 Financial Group, Inc.” will better reflect our new business operations.

Dissenters’ Rights

     Under Delaware law, dissenting stockholders are not entitled to appraisal rights with respect to the proposed Amended Articles of Incorporation.

Preemptive Rights

     Existing holders of our common stock do not have preemptive rights with respect to the Amended Articles of Incorporation.

Federal Income Tax Consequences

     The Board of Directors believes that the federal income tax consequences to stockholders of amending and restating the Articles of Incorporation are as follows: (i) no gain or loss will be recognized by a stockholder upon the effective date of the amendments to the Articles of Incorporation; (ii) the aggregate tax basis of shares of the common stock will not be affected; and (iii) the holding period of the common stock after the amendments to the Articles of Incorporation will remain the same as the holding period prior to such amendments.

     The Board of Directors’ beliefs regarding the tax consequence of the amendments to the Articles of Incorporation are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The foregoing summary is included for general information only. Accordingly, stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the amendment to the Articles of Incorporation.

Procedure for Amending the Articles of incorporation

     We will file a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Delaware to amend our existing Articles of Incorporation on or after [20 DAYS AFTER MAILING OF INFORMATION STATEMENT], 2009, twenty (20) days following mailing of this Information Statement to the stockholders. The Amended Articles of Incorporation will become effective upon filing the Certificate of Amendment, which is referred to as the “Effective Date.”

     Beginning on the Effective Date, each certificate representing pre-amendment shares will be deemed for all corporate purposes to evidence ownership of post-amendment shares. The form of Certificate of Amendment containing a copy of the Amended Articles of Incorporation is set forth in Appendix E to this Information Statement (subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the amendments described above).

WHERE YOU CAN FIND MORE INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public from the SEC’s website at http://www.sec.gov.

INCORPORATION OF FINANCIAL INFORMATION

     Our Annual Report on Form 10-K dated December 31, 2008 as filed with the SEC on January 26, 2009, is incorporated in its entirety by reference into this Information Statement.

BOARD OF DIRECTORS’ RECOMMENDATIONS AND STOCKHOLDER APPROVAL

     In January 2009, our board of directors considered and unanimously recommended the proposed actions for a vote of the stockholders. The affirmative consent of the holders of a majority of ISSI’s issued and outstanding shares of common stock was required to approve each of the actions described in this Information Statement in the absence of a meeting of stockholders. The requisite stockholder approval was obtained by the execution of written consents in favor of the described actions by the holders of a majority of our outstanding shares of common stock without the need to solicit votes, allowing ISSI to take the proposed action on or about [20 DAYS AFTER MAILING OF INFORMATION STATEMENT], 2009.

     The information contained in this Information Statement constitutes the only notice any stockholder will be provided as the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consents from the holders of a majority of our outstanding shares of common stock.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

By Order of the Board of Directors

/s/ David R.E. Hale
President and Chairman

APPENDIX A

FORM OF

STOCK PURCHASE AGREEMENT

by and between

INTERNATIONAL SMART SOURCING, INC.

(as Purchaser)

and

NETWORK 1 FINANCIAL SECURITIES INC.

AND

THE SELLING STOCKHOLDERS

(as Sellers)

dated as of

February ____, 2009

STOCK PURCHASE AGREEMENT

     AGREEMENT (the “Agreement”) dated as of February [___], 2009 between Network 1 Financial Securities Inc., a Texas Corporation with a principal place of business located at The Galleria Penthouse, Bridge Avenue, Building 2, Red Bank, New Jersey 07701 (the “Company”), and the selling stockholders listed as signatories hereto (the “Selling Stockholders”) (the Company and the Selling Stockholders are collectively referred to herein as the “Sellers”) and International Smart Sourcing, Inc. (“Purchaser”), a Delaware corporation with a principal place of business located at 320 Broad Hollow Road, Farmingdale, New York 11735, regarding the sale and purchase of one hundred percent (100%) of the common stock of the Company.

     WHEREAS the Sellers are the owners of one hundred percent (100% of the issued and outstanding shares of common stock of the Company; and

     WHEREAS the Sellers wish to sell and the Purchaser wishes to purchase the shares of common stock on the terms and conditions set forth below;

     NOW, THEREFORE, for good and valuable consideration and in consideration of the mutual covenants set forth herein, it is agreed as follows:

Section I: Definitions

     “Closing” means the closing of this Agreement pursuant to the conditions set forth in Section III below.

     “Lien” means any mortgage, deed or trust, pledge, hypothecation, security interest, encumbrance, claim, lien, lease, or charge of any kind.

     “Regulatory Authority” means any U.S. or foreign, federal, state, provincial, or local government or governmental, regulatory, or administrative authority, agency, or commission, or any court, tribunal, or judicial or arbitral body, self-regulatory organization, or stock exchange.

     “Stock” means one hundred percent (100%) of the shares of Class A and Class B common stock in the Company, and all rights and privileges pertaining thereto.

Section II: Purchase and Sale of Stock

     Subject to the terms and conditions contained herein, on the Closing Date (as defined in Section III below) the Sellers shall sell, convey, assign, transfer, and deliver to the Purchaser, and the Purchaser shall purchase, acquire, and accept from the Sellers, all of Sellers’s right, total, and interest in and to the Stock, free and clear of all Liens in exchange for [TWENTY TWO MILLION (22,000,000)] shares of common stock, $0.001 par value, of the Purchaser (“Purchase Price”). At the Closing of the Transaction, the Purchaser shall cause its transfer agent to issue the securities comprising the Purchase Price to the Sellers and the Company shall thereupon become a [majority-owned] subsidiary of the Purchaser.

Section III: Closing Date, Conditions, and Mechanics

     A. Closing Date. Subject to the terms and conditions of this Agreement, the sale and purchase of the Stock of the Company shall take place at [10:00 a.m.], New York City time at [          ]. The Closing shall be accomplished by mail and telephone. The Closing shall occur upon the satisfaction of all applicable conditions pursuant to this Agreement and any amendment thereto duly executed by both parties or at such other time as the Sellers and the Purchaser may mutually agree upon in writing (the day on which the Closing occurs being the “Closing Date”). Facsimile signatures or scanned and emailed signatures will be deemed to be acceptable to close.

     B. Mutual Conditions. At or prior to the Closing Date, the following conditions shall have been satisfied or waived by all of the parties hereto:

          (i) All consents, approvals, authorizations, or other actions by, or filing with or notification to, any Regulatory Authority, including any self-regulatory organization, that is required to consummate the transactions contemplated hereby shall have been obtained and/or made; provided, however, that if the Company reasonably believes that it has complied with the elements of Financial Industry Regulatory Authority (“FINRA”) Rule 1017 after the 30-day notification period, it may elect to close. Such decision shall be at the sole discretion of the Company.

     C. Sellers’ Conditions. At or prior to the Closing Date, the following conditions shall have been satisfied or waived by the Sellers:

          (i) The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects.

          (ii) Any covenants or undertakings of the Purchaser required to be performed at or prior to the Closing Date shall have been satisfied in all material respects.

          (iii) The Purchaser shall have deposited with its transfer agent securities comprising the Purchase Price.

     D. Purchaser Conditions. At or prior to the Closing Date, the following conditions shall have been satisfied or waived by the Purchaser:

          (i) The representations and warranties of Sellers contained herein shall be true and correct in all material respects, which representations and warranties shall survive the Closing as provided herein.

          (ii) Any covenants or undertakings of the Sellers required to be performed at or prior to the Closing Date shall have been satisfied in all material respects, including without limitation, demonstrating that all renewals have been made, all regulatory permits, licenses, and bonding requirements are up-to-date, and all assessments related thereto have been duly paid, and evidence to that effect as reasonably requested by Purchaser has been provided by Sellers.

          (iii) Sellers shall have provided Purchaser with current financial statements through December 31, 2008 prior to the Closing Date and Sellers further shall have provided Purchaser with all requested due diligence information, a copy of which is reproduced at Exhibit A, and the results of such due diligence investigation shall have been satisfactory to the Purchaser in its sole discretion.

          (iv) Sellers shall provide to Purchaser at Closing certificates of common stock or affidavits of lost certificates of the Selling Stockholders constituting not less than ninety five percent (95%) of the issued and outstanding common stock of the Company.

     E. Closing Mechanics.

          (i) On the Closing Date, the Sellers shall convey the Stock of the Company (for the avoidance of doubt, such common stock constituting one hundred percent (100%) of the issued and outstanding common stock of the Company) to the Purchaser, and the Purchaser shall cause its transfer agent to issue an aggregate of twenty two million (22,000,000) shares of its common stock to the Sellers.

          (ii) In the event that the Selling Stockholders present certificates of common stock or affidavits of lost certificates of the Selling Stockholders constituting less than one hundred percent (100%) but more than ninety five percent (95%) of the issued and outstanding stock of the Company, the amount of shares of the Purchaser tendered to the Selling Stockholders shall be reduced pro rata.

Section IV: Sellers’ Obligations

          (i) Prior to the Closing Date, the Company will file with FINRA all required documentation to obtain approval by FINRA for the sale of [one hundred percent (100%)] of the Company. On the Closing Date the Purchaser, with the Sellers’ assistance as necessary, will immediately prepare and file an amended Form BD with FINRA, any other applicable Regulatory Authority, and any required state(s), indicating the change in ownership of Company and listing the officers and directors; including appropriate disclosure of the resignation of the present licensed persons from association with the Company upon satisfaction of the conditions by the Company of FINRA Rule 1017, unless the present owner and/or licensed person(s) have agreed to stay with the Company after the change in ownership has occurred.

          (ii) The Sellers agree to cooperate with the Purchaser in the filing of all necessary documents with any Regulatory Authority.

Section V: Representations

     A. Sellers’ Representations

     The Sellers represent and warrant to the Purchaser the following on the date hereof, which representations shall continue to be true on the Closing Date and shall survive indefinitely:

1.	The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Texas, has all the requisite corporate power and authority to own and operate its properties and to carry on business as now being conducted or has been conducted in the past and is qualified to do business and is in good standing as a foreign corporation in each state or other jurisdiction in which the nature of its properties, assets or business require such qualification and in which, the failure to so qualify could have a material adverse effect on its business.

2.	On the Closing Date, the Company will have only the assets that are listed on Appendix 1 and the debts and other liabilities that are listed in Appendix 2, which appendices are attached to this Agreement.

3.	All officers of the Company will continue in their current management roles, unless otherwise agreed to in writing by both parties.

4.	The Company is duly licensed and in good standing as a broker-dealer with (i) the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934 (the “1934 Act”); (ii) FINRA; (iii) 41 US states and territories, as listed in the Company’s Central Registration Depository (“CRD”) report with FINRA, (iv) the Over the Counter Bulletin Board, and (v) the Securities Industry Protection Corporation (“SIPC”). The Company has all permits, licenses and authorizations required by any Regulatory Authority or agency for the conduct of its current business. The Sellers represent that all tax filings are up to date.

5.	The Company, on the Closing Date, will be operating in full compliance with laws and the rules and regulations of the Regulatory Authorities having jurisdiction.

6.	The Stock will be free and clear of any and all liens, pledges, and encumbrances. There are no other issuances or classes of equity or equity equivalents issued or to be issued, except for an aggregate of 215,000 issued and outstanding shares of non-voting preferred stock. There shall be no liabilities in the Company except as detailed and/or provided in Appendix 2 and any liabilities so noted will remain with the Sellers.

7.	There are no legal actions pending or, to the knowledge of the Sellers, threatened against the Sellers which relate to this Agreement or the transactions contemplated hereby or which, individually or in the aggregate, would adversely affect the Sellers’ ability to consummate the transactions contemplated hereby.

8.	There are no arbitration awards, disciplinary, financial and/or regulatory events in which the Company is involved, other than those already disclosed in the FINRA CRD report.

9.	To the knowledge of the Sellers, there are no arbitration awards, disciplinary, financial and/or regulatory events threatened against the Sellers.

10.	During the period from the date of this Agreement and continuing until the earlier of the Closing or the termination of this Agreement, the Sellers shall continue to operate and/or maintain their ongoing business and operations in the ordinary course and consistent with past practice and shall not, without the approval of the Purchaser, enter into any material transaction or assume any liability that is inconsistent with past practice, take any action that would cause any of the representations and warranties to become inaccurate in any material respect as of the date of Closing, permit any business permits (including all regulatory licenses such as, without limitation, compliance with net capital requirements) to lapse, or enter into any material settlement or release of any lawsuit, action, or claim, judicial, or other regulatory or legal proceeding, except as in Appendix 2 to this Agreement, or, enter into any agreement to acquire any other entity or substantially all of the assets of any other entity.

11.	The Sellers, and each of them, have the capacity and legal authority to enter into this Agreement and to effect the undertakings herein.

     B. Purchaser’s Representations

     The Purchaser represents and warrants to the Sellers the following on the date hereof, which representations shall continue to be true on the Closing Date and shall survive indefinitely:

1.	The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, has all the requisite corporate power and authority to own and operate its properties and to carry on business as now being conducted or has conducted in the past and is qualified to do business and is in good standing as a foreign company in each state or other jurisdiction in which the nature of its properties, assets or business require such qualification and in which, the failure to so qualify could have a material adverse effect on its business.

2.	During the period from the date of this Agreement and continuing until the earlier of the Closing or the termination of this Agreement, the Purchaser shall not enter into any discussions and/or negotiations pertaining to the acquisition of any entity which would result in the issuance of more than 5% of the Purchaser’s capital stock.

Section VI: Indemnification

     The Sellers shall indemnify and hold harmless the Purchaser with respect to all claims, losses, actions, expenses, errors and/or omissions occurring prior to the final approval of the FINRA and change in ownership. This indemnification shall include, without limitation, any claim, debt, or liability whatsoever asserted against the Stock that arose prior to the Closing Date, as well as any claim, debt or liability whatsoever asserted by Harrow House Growth Fund that may arise after the Closing Date, and shall include the Purchaser’s costs and attorney’s fees in defending any such claim.

Section VII: Notices

     Any notices, demands, consent or other communications if sent by overnight courier service, shall be given one business day to return communication by way of overnight courier service or by facsimile, in each case, addressed to the party as provided below:

If to Purchaser at:	320 Broad Hollow Road
Farmingdale, NY 11735
Attn: David R.E. Hale, Chairman
Fax No.: (631) 752-6907

With a copy to:	Gersten Savage LLP
600 Lexington Avenue
9th Floor
New York, New York 10022
Attn: Kristin J. Angelino, Esq.
Fax No.: (212) 980-5192

If to Sellers at:	Network 1 Financial Securities Inc.
The Galleria Penthouse
2 Bridge Avenue Building 2
Red Bank, NJ 07701
Attn: William R. Hunt, President
Fax No.: (___) __________

Section VIII: Miscellaneous

     A. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     B. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any applicable law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

     C. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transaction(s) contemplated hereby.

     D. Expenses. The parties agree that each party will bear its own expenses.

     E. Waiver. The failure or delay of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed as a waiver of any such provision, nor in any way to affect the validity or this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

     F. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof.

     G. Third-Party Beneficiaries; Assignment. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein (except as elsewhere expressly provided in this Agreement), express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. No party may assign any of its rights or obligations hereunder except with the consent of all of the other parties hereto; provided, however that the Purchaser may assign its rights to an affiliated or otherwise commonly controlled entity without the Sellers’ consent.

     H. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by the parties hereto.

     I. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW PRINCIPLES. Any controversy, claim or dispute arising out of or relating to this Agreement or the interpretation or breach thereof, or any dispute between any of the parties hereto relating to this Agreement shall be settled by arbitration through the FINRA pursuant to its Code of Arbitration Procedure, and shall be heard by three arbitrators in the Borough of Manhattan, the City of New York, the State of New York, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

     J. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or scanned and transmitted via electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

     K. Construction of Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted.

     IN WITNESS WHEREOF the parties have executed this Agreement as of the date first indicated above.

PURCHASER:

INTERNATIONAL SMART SOURCING, INC.

By:
Name:	David R.E. Hale
Title:	Chairman

SELLERS:

NETWORK 1 FINANCIAL SECURITIES INC.

By:
Name:	William R. Hunt, Jr.
Title:	President

WILLIAM R. HUNT, JR.

RICHARD W. HUNT

ESTATE OF HARRY REMMER

HARROW HOUSE GROWTH FUND

By:
Name:
Title:

RICHARD ECKHOFF

NETWORK 1 FINANCIAL ADVISORS INC.

By:
Name:
Title:

DAMON D. TESTAVERDE

GARY J. PETRANTIS

MICHAEL SMITH

APPENDIX 1

     There are no assets to be included as part of the sale of Stock under the Agreement. The parties agree that the only assets in the business as of the date of the Agreement are as follows:

     1. All cash contained in the Company’s bank account, which amount may increase or decrease from time to time.

     2. The Company’s regulatory capital, which is [$____], as of the date of the most recent FOCUS report, which amount may increase or decrease from time to time.

     The parties agree that all assets enumerated on this Appendix 1 are the property of the Sellers and the Purchaser disclaims all rights to such assets unless otherwise agreed to in writing by the parties.

APPENDIX 2

     The Sellers stipulate that the only liabilities existing as of the date of the Agreement are listed below and are the responsibility of the Sellers:

     [____________________________]

Exhibit A

1.	Certificate of Incorporation, and all amendments thereto, as well as current Certificate of Good Standing for state of incorporation and authorizations to do business in any foreign state.

2.	By-Laws and minutes of meetings, or actions by written consent in lieu of a meeting, of Board of Directors and Shareholders.

3.	Form BD and all amendments thereto.

4.	Original Restriction Letter/Membership Agreement from FINRA (or other applicable SRO), and all amendments thereto.

5.	Fidelity Bond, with verification that premium payments are current.

6.	Copies of SEC, FINRA and state statements, notices of registrations, and other material reports or filings, within the past 5 years, if an active broker dealer, 3 years if a semi-active or shell broker dealer.

7.	Copies of all audit, examination, or inspection reports by the SEC, FINRA, and applicable states, during the past 5 years (or from the existence of the firm if less than 5 years).

8.	FINRA and state correspondence indicating that all fees have been paid and that broker/dealer is currently in good standing. (Equivalent for SEC that BD is not deemed to be inactive.)

9.	Evidence of broker/dealer’s FINS number.

10.	Copy of broker/dealer’s confirmation of registration in the Lost and Stolen Securities Program with Securities Information Center, if applicable.

11.	Copy of customer account information form.

12.	All documents referring or relating to any investigation provided to the firm by the SEC, FINRA, state, or any other governmental agency involving the broker/dealer, during the past five years (or from the existence of the firm if less than 5 years).

13.	All documents referring or relating to arbitrations, administrative proceedings, or litigation involving the broker/dealer.

14.	Annual audited financial statements submitted by broker/dealer pursuant to SEC Rule 17a-5 for the last three fiscal years.

15.	Name and contact information for Auditor.

16.	Latest FOCUS Reports: Part I, Part IIA, year-end for the last three years.

17.	Latest trial balance.

18.	Corporate federal, state and local income tax returns for last three fiscal years.

19.	All material contracts to which broker/dealer or its owners are a party.

20.	Written Supervisory Procedures Manual.

21.	Clearing Agreement, if applicable.

22.	Business Continuity Plan.

23.	AML Plan.

APPENDIX B

NETWORK I FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

For the Six Months December 31, 2008

NETWORK I FINANCIAL SECURITIES, INC.

CONTENTS

Page
FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheet (Unaudited)	B - 2 – B - 4
Condensed Consolidated Statements of Operations (Unaudited)	B - 5
Condensed Consolidated Statements of Stockholders’ Equity (Unaudited)	B - 6
Condensed Consolidated Statements of Cash Flows (Unaudited)	B - 7 – B - 8

NOTES TO UNAUDITED CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS	B - 9 – B - 14

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

December 31, 2008

ASSETS

Cash	$3,068
Due from clearing organization	752,918
Advances to officers	404,176
Due from affiliates	13,830
Advances to registered representatives, net of reserve
for uncollectible accounts of $90,100	48,181
Securities held for resale, at market	8,255
Property and equipment, net	1,058,805
Other assets	60,255

TOTAL ASSETS		$2,349,488

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEET, Continued
(Unaudited)

December 31, 2008

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Line of credit	$93,000
Mortgage payable	787,023
Notes payable	150,448
Due to affiliates	4,700
Advances from officer	141,357
Commissions payable	10,618
Securities sold, but not yet purchased, at market	2,688
Capital leases payable	16,254
Accounts payable, accrued expenses and other liabilities	301,280

TOTAL LIABILITIES		$1,507,368

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING INTEREST IN SUBSIDIARIES		$422,983

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEET, Continued
(Unaudited)

December 31, 2008

LIABILITIES AND STOCKHOLDERS' EQUITY, Continued

STOCKHOLDERS' EQUITY
Controlling Interest:
Series A Preferred stock, $1.00 par value, 8% coupon;
1,000,000 shares authorized; 215,000 shares issued
and 85,000 outstanding	$85,000
Series B Preferred stock, $1.00 par value;
4,000,000 shares authorized; none issued and
outstanding	--
Common stock, Class A $.01 par value;
10,000,000 shares authorized; 1,593,930 shares
issued and 1,091,430 outstanding	15,939
Common stock, Class B $.01 par value, non voting;
2,000,000 shares authorized; 150,878 shares
issued 140,528 shares outstanding	1,509
Common stock, Class C $.01 par value;
3,000,000 shares authorized; none issued and
outstanding	--
Additional paid-in capital	553,612
Treasury stock at cost; Class A 502,500 shares and
Class B 10,350 shares	(5,129)
Accumulated earnings	(231,794)

TOTAL STOCKHOLDERS' EQUITY		$419,137

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY		$2,349,488

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

For the Six Months Ended December 31, 2008 and 2007

	2008	2007
Commissions	$808,486	$1,337,179
Net dealer inventory gains	53,292	163,733
Investment banking	--	4,000
Interest and dividends	39,207	57,372
Transfer fees and clearing services	16,741	24,581
Investment advisory	1,009,061	97,593
Other	81,188	122,885

Revenues	$2,007,975	$1,807,343

OPERATING EXPENSES
Commissions	1,206,617	811,499
Compensation and related expenses	317,549	419,228
Clearing fees	105,125	128,247
Communications and data processing	95,844	145,908
Interest	78,542	100,023
Occupancy and related expenses	99,498	111,928
Office expenses	257,064	186,752
Professional fees	63,153	48,201
Depreciation	18,264	15,740

TOTAL OPERATING EXPENSES	2,241,656	1,967,526

LOSS BEFORE NON-CONTROLLING
INTEREST	(233,681)	(160,183)

LESS: NET INCOME ATTRIBUTABLE
TO NON-CONTROLLING INTEREST
IN SUBSIDIARIES	7,851	9,427

NET LOSS	(241,532)	(169,610)

PREFERRED STOCK DIVIDENDS	--	3,400

NET LOSS ATTRIBUTABLE TO COMMON
STOCKHOLDERS	$(241,532)	$(173,010)

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
(Unaudited)

For the Six Months Ended December 31, 2008

									Retained
			Class A		Class B		Additional	Treasury	Earnings
	Preferred Stock		Common Stock		Common Stock		Paid-In	Stock,	(Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	At Cost	Deficit)	Total
BALANCE - July 1, 2008	85,000	$85,000	1,593,930	$15,939	150,878	$1,509	$553,612	$(5,129)	$9,738	$660,669

Net loss	--	--	--	--	--	--	--	--	(241,532)	(241,532)

BALANCE - December 31, 2008	85,000	$85,000	1,593,930	$15,939	150,878	$1,509	$553,612	$(5,129)	$(231,794)	$419,137

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

For the Six Months Ended December 31, 2008 and 2007

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(241,532)	$(169,610)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation	18,264	15,740
Provision for doubtful accounts	100	--
Net income of non-controlling interest in
subsidiaries	7,851	9,427
Changes in operating assets and liabilities:
Due from clearing organization	997	(3,549)
Advances to/from registered representatives	300	18,000
Securities held for resale, at market	49,252	81,851
Other assets	(3)	6,068
Commissions payable	(46,902)	(25,291)
Securities sold, but not yet purchased, at market	(3,204)	2,565
Accounts payable, accrued expenses and other
liabilities	74,916	13,330

TOTAL ADJUSTMENTS	101,571	118,141

NET CASH USED IN OPERATING
ACTIVITIES	(139,961)	(51,469)

CASH FLOWS USED IN INVESTING ACTIVITIES
Capitalization of building improvements	$--	$(10,364)

NETWORK 1 FINANCIAL SECURITIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF
CASH FLOWS, Continued
(Unaudited)

For the Six Months Ended December 31, 2008 and 2007

	2008	2007
CASH FLOWS FROM FINANCING ACTIVITIES
Advances to affiliated company	$(64)	$(552)
Advances from affiliated company	3,500	--
Advances to officers	(20,164)	(55,466)
Advances repaid from officers	34,000	3,900
Advances from officer	--	92,189
Proceeds from note payable	100,000	--
Cash contribution from stockholder of Shark
Rivers Investors, LLC	16,628	--
Repayment of notes payable	(17,000)	(41,477)
Repayment of mortgage payable	(10,374)	(10,405)
Preferred dividends paid	--	(3,400)
Repayment of capital lease	(3,231)	(1,307)

NET CASH PROVIDED BY (USED IN)
FINANCING ACTIVITIES	103,295	(16,518)

NET DECREASE IN CASH	(36,666)	(78,351)

CASH - Beginning of year	39,734	203,338

CASH - End of year	$3,068	$124,987

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during year:
Interest	$58,547	$61,645
Income taxes	$--	$3,480

SUPPLEMENTAL DISCLOSURE OF NON CASH INVESTING AND
FINANCING ACTIVITIES

Conversion of accrued NASD settlement to notes payable	$--	$125,000
Acquisition of office equipment under a capital lease	$--	$22,570

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Organization

Network 1 Financial Securities, Inc. (the “Company") was organized as a Texas corporation on March 15, 1983 and is registered as a broker-dealer with the Securities and Exchange Commission (SEC), the State of Texas and various other states. The Company is an introducing broker-dealer that clears all transactions with and for customers on a fully disclosed basis with a clearing broker. The Company is a member of the Financial Industry Regulatory Authority (FINRA). The accompanying unaudited condensed consolidated financial statements for 2008 and 2007 consolidate, the following variable interest entities: Network 1 Financial Advisors, Inc, Network 1 Financial Assurance, Inc., National Financial Services Group, Inc. and Shark Rivers Investors, LLC.

The unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results of operations for the six month period ended December 31, 2008 and 2007 are not necessarily indicative of the results to be expected for the year ended June 30, 2009. The interim financial statements should be read in connection with the audited financial statements and footnotes contained herein for the years ended June 30, 2008 and 2007.

NOTE 2 - Summary of Significant Accounting Policies

Use of Estimates
The preparation of the unaudited condensed consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Consolidation of Variable Interest Entities
In January 2003, and revised in December 2003, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46 (“FIN 46”), “Consolidation of Variable Interest Entities.” Prior to the issuance of this interpretation, a company generally included another entity in its condensed consolidated financial statements only if it controlled the entity through voting interests. FIN 46 requires a variable interest entity, as defined, to be consolidated by a company, if that company is subject to a majority of the risk of loss from the variable interest entity’s activities, entitled to receive a majority of the entity’s residual returns, the purpose of the entity is for the benefit of the reporting entity, or if the entity is substantially financed by the reporting entity. For these purposes, variable interests held by related parties should be consolidated with the reporting entity.

The accompanying unaudited condensed consolidated financial statements for 2008 and 2007 include the following variable interest entities: Network 1 Financial Advisors, Inc., Network 1 Financial Assurance, Inc, National Financial Services Group, Inc. and Shark Rivers Investors., LLC.

Network 1 Financial Advisors, Inc. provides advisory services and the in-house management of client accounts.

Network 1 Financial Assurance, Inc. acts as an agent providing life and health insurance products for certain clients on behalf of the Company.

National Financial Services Group, Inc. enters into leases and to function as the guarantor for any leases or investments on behalf of the Company.

Shark Rivers Investors, LLC is a real estate investment company that owns and operates two building facilities in New Jersey.

Revenue Recognition
Customer security transactions and the related commission income and expense are recorded as of the trade date. Investment banking revenues include gains, losses, and fees, net of syndicate expenses, arising from securities offerings in which the Company acts as an underwriter or agent. Investment banking revenues also include fees earned from providing financial advisory services. Investment banking management fees are recorded on the offering date, sales concessions on the settlement date, and underwriting fees at the time the underwriting is completed and the income is reasonably determinable. Customers who are financing their transaction on margin are charged interest. The Company’s margin requirements are in accordance with the terms and conditions mandated by its clearing firm. The interest is billed on the average daily balance of the margin account.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Revenue Recognition, continued
Net dealer inventory gains result from securities transactions entered into for the account and risk of the Company. Net dealer inventory gains are recorded on a trade date basis. Investment advisory fees are account management fees for high net worth clients based on the amount of the assets under management. These fees are billed quarterly and recognized at such time that the service is performed and collection is probable.

The Company generally acts as an agent in executing customer orders to buy or sell listed and over-the-counter securities in which it does not make a market, and charges commissions based on the services the Company provides to its customers. In executing customer orders to buy or sell a security in which the Company makes a market, the Company may sell to, or purchase from, customers at a price that is substantially equal to the current inter-dealer market price plus or minus a mark-up or mark-down. The Company may also act as agent and execute a customer's purchase or sale order with another broker-dealer market-maker at the best inter-dealer market price available and charge a commission. Mark-ups, mark-downs and commissions are generally priced competitively based on the services it provides to its customers. In each instance the commission charges, mark-ups or mark-downs, are in compliance with guidelines established by the FINRA.

Marketable securities are carried at fair value, with changes in value included in the statement of income in the period of change. Fair value is generally determined by quoted market prices. Non-marketable securities are valued at fair value as determined by management.

Income Taxes
The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No 109, “Accounting for Income Taxes” (SFAS No. 109). SFAS No. 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Income Taxes, continued
In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company adopted the provisions of Fin 48 effective July 1, 2007, the adoption of the provisions of FIN 48 did not have a material impact on the Company's condensed consolidated financial position and results of operations. As of December 31, 2008, no liability for unrecognized tax benefits was required to be recorded.

Adoption of Accounting Pronouncement
Effective July 1, 2008, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”), for assets and liabilities measured at fair value on a recurring basis. The adoption of SFAS 157 had no effect on the Company’s financial statements at December 31, 2008. SFAS 157 accomplishes the following key objectives:

  Defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date;

  Establishes a three-level hierarchy (the “Valuation Hierarchy”) for fair value measurements;

  Requires consideration of the Company’s creditworthiness when valuing liabilities; and

  Expands disclosures about instruments measured at fair value.

The Valuation Hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. A financial instrument’s categorization within the Valuation Hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of the Valuation Hierarchy and the distribution of the Company’s financial assets within it are as follows:

  Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

  Level 2 - inputs to the valuation methodology included quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

  Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

Certain financial instruments are carried at cost on the balance sheet, which approximates fair value due to their short-term, highly liquid nature. These instruments include cash and cash equivalents, accrued expenses and other liabilities. The Company’s marketable securities have been determined to be a Level 1 valuation.

In February 2008, the FASB issued Staff Position 157-2 (“FSP 157-2”). FSP 157-2 permits delayed adoption of SFAS 157 for certain non-financial assets and liabilities, which are not recognized at fair value on a recurring basis, until fiscal years and interim periods beginning after November 15, 2008. As permitted by FSP 157-2, the company has elected to delay the adoption of SFAS 157 for qualifying non-financial assets and liabilities, such as property and equipment. The effect upon adoption of SFAS 157-2 on applicable non-financial assets and liabilities is not expected to be material.

NOTE 3 - Liquidity

During the six months ended December 31, 2008 and 2007, the Company incurred net losses of approximately $234,000 and approximately $161,000, respectively. The Company has historically satisfied its capital needs with cash generated from operations. On July 29, 2008, the Company entered into a letter of intent with International Smart Sourcing, Inc. (“ISS”), pursuant to which the Company would exchange one hundred percent (100%) of the issued and outstanding capital stock, resulting in the Company becoming a wholly owned subsidiary of ISS, in exchange for twenty-two million (22,000,000) shares of ISS’ common stock. If the reverse acquisition with ISS is consummated, the Company’s capital requirements to fund its business would change and the Company would also be responsible for the outstanding commitments and contingencies of ISS. There can be no assurance that the Company will be successful in meeting these requirements.

However, the Company believes that it will have sufficient funds to maintain its current level of business activities, including those of ISS, during fiscal year 2009. If market conditions should weaken, the Company would need to consider curtailing certain of its business activities, reducing its fixed overhead costs and/or seek additional sources of financing.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - Advances to/from Officer

As of December 31, 2008, the Company has an outstanding advances receivable of approximately $404,000, due from two officers/shareholders of the Company. These balances are non-interest bearing and have no definitive repayment terms.

As of December 31, 2008, the Company has outstanding advances payable of approximately $141,000, due to an officer/shareholder of the Company. These balances are non-interest bearing and have no definitive repayment terms.

NOTE 5 - Letter of Intent

On July 29, 2008, the Company entered into a letter of intent with International Smart Sourcing, Inc. (“ISS”), pursuant to which the Company would exchange one hundred percent (100%) of the issued and outstanding capital stock, resulting in the Company becoming a wholly owned subsidiary of ISS, in exchange for twenty-two million (22,000,000) shares of ISS’ common stock, $0.001 par value, which amount shall be subject to adjustment after the completion of (a) the Company’s audited consolidated financial statements for the years ended June 30, 2008 and 2007, and (b) a due diligence review by ISS.

The acquisition is subject to due diligence and the execution of definitive agreements. If consummated, the transaction would constitute a reverse acquisition by ISS of the Company, as the Company would control the post merged company.

The Company is the holder of 53,452 warrants with an exercise price of approximately $1.00 to purchase 275,278 shares of ISS common stock. The warrants expire in April 2010.

The Company can give no assurance that any transaction will occur, or that if such a transaction were to occur, it would enhance the future operations or financial results, or specifically that the Company would become and remain profitable as a result of such transaction.

NOTE 6 - Commitments and Contingencies

Litigation
The Company may be involved in legal proceedings in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. The Company currently is not involved in any legal proceedings which are not in the ordinary course of business.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO UNAUDITED CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - Commitments and Contingencies, continued

Enforcement Actions
In July 2007, the Company entered into a settlement agreement with the NASD for monetary sanctions imposed against certain employees who are officers and shareholders of the Company. The monetary sanctions amounted in the aggregate to $129,900. The term of the settlement agreement allowed the Company to follow an installment arrangement. Principal terms of the arrangement required a down payment of 25%. The remaining balance is to be paid over a term ranging from 24 to 36 months. Interest is to be paid at a rate of approximately 11.25% per annum.

NOTE 7 - Other

On November 18, 2008, Network 1 Financial Advisors entered into a note payable with ISS for proceeds of $100,000. The note matures on November 18, 2009 and has a stated interest rate of 6% per annum.

On November 26, 2008, the Company sold 25,000 shares of its class A common stock common stock to Network 1 Financial Advisors, Inc., an affiliated company whose officers and stockholders are officers and stockholders of the Company, for gross proceeds of $50,000 (see Note 2). Accordingly, the value of these shares has been eliminated.

During the six months ended December 31, 2008, approximately $16,600 was contributed to Shark Rivers Investors, LLC by its shareholders for no additional consideration.

NOTE 8 - Subsequent Events

On February 10, 2009, the Company sold 25,000 shares of its Class A Common Stock for cash proceeds of $50,000.

On March 12, 2009, the Company was notified by the bank that its outstanding credit line was in default. The Company was required to make certain minimum repayments of its line of credit approximating $36,000, which was not remitted. Management is currently in discussions with the bank either to make the necessary payment, restructure the terms of the credit line or obtain a waiver for the default.

On March 13, 2009, Shark Rivers Investors, LLC was notified by the bank that it was in default with the repayment terms of its mortgage agreement, since the mortgage balance became due on February 28, 2009 and has not yet been repaid.  Management is currently in discussions with the bank to either refinance the loan or obtain a waiver for the default.

APPENDIX C

NETWORK I FINANCIAL SECURITIES, INC.

CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended June 30, 2008 and 2007

NETWORK I FINANCIAL SECURITIES, INC.

CONTENTS

Page
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	C - 1

FINANCIAL STATEMENTS

Consolidated Balance Sheets	C - 2 – C - 4
Consolidated Statements of Operations	C - 5
Consolidated Statements of Stockholders’ Equity	C - 6
Consolidated Statements of Cash Flows	C - 7 – C - 8

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	C - 9 – C - 24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Network 1 Financial Securities, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Network 1 Financial Securities, Inc. and Subsidiaries (the “Company”) as of June 30 2008 and 2007 and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Network 1 Financial Securities, Inc, and Subsidiaries as of June 30 2008 and 2007, and the results of its operations and its cash flows for the years then ended in conformity with United States generally accepted accounting principles.

/s/ MARCUM & KLIEGMAN LLP
New York, New York
February 4, 2009

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED BALANCE SHEETS

June 30, 2008 and 2007

ASSETS

	2008	2007
Cash	$39,734	$203,338
Due from clearing organization	753,915	753,413
Advances to officers	418,012	336,346
Due from affiliates	13,766	--
Advances to registered representatives, net of reserve
for uncollectible accounts of $90,000 and $44,375
as of June 30, 2008 and 2007, respectively	48,581	115,969
Securities held for resale, at market	57,507	254,891
Property and equipment, net	1,077,068	1,083,591
Other assets	60,252	66,098

TOTAL ASSETS	$2,468,835	$2,813,646

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED BALANCE SHEETS, Continued

June 30, 2008 and 2007

LIABILITIES AND STOCKHOLDERS' EQUITY

	2008	2007
LIABILITIES
Line of credit	$93,000	$93,000
Mortgage payable	797,397	818,741
Notes payable	67,448	--
Due to affiliates	1,200	1,200
Advances from officer	141,357	39,760
Commissions payable	57,520	58,854
Securities sold, but not yet purchased, at market	5,892	900
Capital leases payable	19,485	3,346
Accrued NASD settlement	--	129,900
Accounts payable, accrued expenses and
other liabilities	226,363	284,565

TOTAL LIABILITIES	1,409,662	1,430,266

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING INTEREST IN SUBSIDIARIES	$398,504	$331,908

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED BALANCE SHEETS, Continued

June 30, 2008 and 2007

LIABILITIES AND STOCKHOLDERS' EQUITY, Continued

	2008	2007
STOCKHOLDERS' EQUITY
Controlling Interest:
Series A Preferred stock, $1.00 par value, 8% coupon;
1,000,000 shares authorized; 215,000 shares
issued and 85,000 outstanding	$85,000	$85,000
Series B Preferred stock, $1.00 par value;
4,000,000 shares authorized; none issued and
outstanding	--	--
Common stock, Class A $.01 par value;
10,000,000 shares authorized; 1,593,930 shares
issued and 1,091,430 outstanding	15,939	15,939
Common stock, Class B $.01 par value, non voting;
2,000,000 shares authorized; 150,878 shares
issued 140,528 shares outstanding	1,509	1,509
Common stock, Class C $.01 par value;
3,000,000 shares authorized; none issued and
outstanding	--	--
Additional paid-in capital	553,612	553,612
Treasury stock at cost; Class A 502,500 shares
and Class B 10,350 shares	(5,129)	(5,129)
Accumulated earnings	9,738	400,541

TOTAL STOCKHOLDERS' EQUITY	660,669	1,051,472

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$2,468,835	$2,813,646

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years Ended June 30, 2008 and 2007

	2008	2007
Commissions	$1,866,900	$1,875,905
Net dealer inventory gains	328,598	60,044
Investment banking	29,400	1,447,088
Interest and dividends	91,737	107,818
Transfer fees and clearing services	48,800	48,994
Investment advisory	252,173	209,305
Other	145,732	121,137

Revenues	$2,763,340	$3,870,291

OPERATING EXPENSES
Commissions	1,175,259	1,597,394
Compensation and related expenses	795,176	823,557
Clearing fees	240,779	338,700
Communications and data processing	222,920	215,378
Interest	138,225	127,305
Occupancy and related expenses	183,960	175,018
Office expenses	261,888	260,748
Professional fees	53,547	89,785
NASD settlement	--	129,900
Depreciation	29,093	41,353

TOTAL OPERATING EXPENSES	3,100,847	3,799,138

(LOSS) INCOME BEFORE
NON-CONTROLLING INTEREST	(337,507)	71,153

LESS: NET INCOME (LOSS) ATTRIBUTABLE
TO NON-CONTROLLING INTEREST
IN SUBSIDIARIES	46,496	(26,242)

NET (LOSS) INCOME	(384,003)	97,395

PREFERRED STOCK DIVIDENDS	6,800	6,800

NET (LOSS) INCOME ATTRIBUTABLE TO
COMMON STOCKHOLDERS	$(390,803)	$90,595

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

For the Years Ended June 30, 2008 and 2007

									Retained
			Class A		Class B		Additional	Treasury	Earnings
	Preferred Stock		Common Stock		Common Stock		Paid-In	Stock,	(Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	At Cost	Deficit)	Total
BALANCE - July 1, 2006	85,000	$85,000	1,593,930	$15,939	150,878	$1,509	$553,612	$(5,129)	$309,946	$960,877

Preferred dividends	--	--	--	--	--	--	--	--	(6,800)	(6,800)

Net income	--	--	--	--	--	--	--	--	97,395	97,395

BALANCE - June 30, 2007	85,000	85,000	1,593,930	15,939	150,878	1,509	553,612	(5,129)	400,541	1,051,472

Preferred dividends	--	--	--	--	--	--	--	--	(6,800)	(6,800)

Net loss	--	--	--	--	--	--	--	--	(384,003)	(384,003)

BALANCE - June 30, 2008	85,000	$85,000	1,593,930	$15,939	150,878	$1,509	$553,612	$(5,129)	$9,738	$660,669

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended June 30, 2008 and 2007

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(384,003)	$97,395
Adjustments to reconcile net (loss) income to net
cash (used in) provided by operating activities
Depreciation	29,093	41,353
Provision for doubtful accounts	45,625	--
NASD settlement	--	129,900
Net income (loss) of non-controlling interest in subsidiaries	46,496	(26,242)
Changes in operating assets and liabilities
Due from clearing organization	(502)	33,821
Advances to/from registered representatives	21,763	(29,788)
Securities held for resale, at market	197,384	(49,414)
Other assets	5,846	(6,003)
Commissions payable	(1,334)	38,603
Securities sold, but not yet purchased, at market	4,992	(33,925)
Accounts payable, accrued expenses and other liabilities	(63,102)	56,966

TOTAL ADJUSTMENTS	286,261	155,271

NET CASH (USED IN) PROVIDED BY
OPERATING ACTIVITIES	(97,742)	252,666

CASH FLOWS USED IN INVESTING ACTIVITIES
Capitalization of building improvement	--	(29,437)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances to affiliated company	(13,766)	(11,901)
Advances from affiliated company	--	1,200
Advances to officers	(149,366)	(27,300)
Advances repaid from officers	67,700	--
Advances from officer	101,597	31,447
Cash contribution from owner	20,100	--
Repayment of notes payable	(57,552)	--
Repayment of mortgage payable	(21,344)	(23,019)
Preferred dividends paid	(6,800)	(6,800)
Repayment of capital lease	(6,431)	(2,609)

NET CASH USED IN FINANCING ACTIVITIES	$(65,862)	$(38,982)

NETWORK 1 FINANCIAL SECURITIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS, Continued

For the Years Ended June 30, 2008 and 2007

	2008	2007
NET (DECREASE) INCREASE IN CASH	$(163,604)	$184,247

CASH - Beginning of year	203,338	19,091

CASH - End of year	$39,734	$203,338

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during year:
Interest	$143,135	$117,787
Income taxes	$5,035	$4,587

SUPPLEMENTAL DISCLOSURE OF NON CASH INVESTING AND
FINANCING ACTIVITIES

Conversion of accrued NASD settlement to notes payable	$125,000	$--
Acquisition of office equipment under a capital lease	$22,570	$--

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Organization

Network 1 Financial Securities, Inc. (the “Company") was organized as a Texas corporation on March 15, 1983 and is registered as a broker-dealer with the Securities and Exchange Commission (SEC), the State of Texas and various other states. The Company is an introducing broker-dealer that clears all transactions with and for customers on a fully disclosed basis with a clearing broker. The Company is a member of the Financial Industry Regulatory Authority (FINRA). The accompanying consolidated financial statements for 2008 and 2007 consolidate, the following variable interest entities: Network 1 Financial Advisors, Inc, Network 1 Financial Assurance, Inc., National Financial Services Group, Inc. and Shark Rivers Investors, LLC (See Note 2).

NOTE 2 - Summary of Significant Accounting Policies

Use of Estimates
The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation of Variable Interest Entities
In January 2003, and revised in December 2003, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46 (“FIN 46”), “Consolidation of Variable Interest Entities.” Prior to the issuance of this interpretation, a company generally included another entity in its consolidated financial statements only if it controlled the entity through voting interests. FIN 46 requires a variable interest entity, as defined, to be consolidated by a company, if that company is subject to a majority of the risk of loss from the variable interest entity’s activities, entitled to receive a majority of the entity’s residual returns, the purpose of the entity is for the benefit of the reporting entity, or if the entity is substantially financed by the reporting entity. For these purposes, variable interests held by related parties should be consolidated with the reporting entity.

The accompanying consolidated financial statements for 2008 and 2007 include the following variable interest entities: Network 1 Financial Advisors, Inc., Network 1 Financial Assurance, Inc, National Financial Services Group, Inc. and Shark Rivers Investors., LLC.

Network 1 Financial Advisors, Inc. provides advisory services and the in-house management of client accounts.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Consolidation of Variable Interest Entities, continued
Network 1 Financial Assurance, Inc. acts as an agent providing life and health insurance products for certain clients on behalf of the Company.

National Financial Services Group, Inc. enters into leases and to function as the guarantor for any leases or investments on behalf of the Company.

Shark Rivers Investors, LLC is a real estate investment company that owns and operates two building facilities in New Jersey.

The following is a summary of certain financial data for Network 1 Financial Advisors, Inc, Network 1 Financial Assurance, Inc. National Financial Services Group, Inc. and Shark Rivers Investors, LLC as of June 30, 2008 and 2007, and for the years ended June 30, 2008 and 2007:

	June 30,
	2008	2007
Revenues	$307,370	$212,094
Net income (loss)	$46,496	$(26,242)
Total assets	$1,416,188	$1,299,280
Total liabilities	$1,017,684	$967,372

Non-Controlling Interest in Subsidiaries
Non-Controlling interest represents one hundred percent (100%) of the equity from the four (4) variable interest entities that are beneficially-owned by the Company’s stockholders.

Revenue Recognition
Customer security transactions and the related commission income and expense are recorded as of the trade date. Investment banking revenues include gains, losses, and fees, net of syndicate expenses, arising from securities offerings in which the Company acts as an underwriter or agent. Investment banking revenues also include fees earned from providing financial advisory services. Investment banking management fees are recorded on the offering date, sales concessions on the settlement date, and underwriting fees at the time the underwriting is completed and the income is reasonably determinable. Customers who are financing their transaction on margin are charged interest. The Company’s margin requirements are in accordance with the terms and conditions mandated by its clearing firm. The interest is billed on the average daily balance of the margin account.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Revenue Recognition, continued
Net dealer inventory gains result from securities transactions entered into for the account and risk of the Company. Net dealer inventory gains are recorded on a trade date basis. Investment advisory fees are account management fees for high net worth clients based on the amount of the assets under management. These fees are billed quarterly and recognized at such time that the service is performed and collection is probable.

The Company generally acts as an agent in executing customer orders to buy or sell listed and over-the-counter securities in which it does not make a market, and charges commissions based on the services the Company provides to its customers. In executing customer orders to buy or sell a security in which the Company makes a market, the Company may sell to, or purchase from, customers at a price that is substantially equal to the current inter-dealer market price plus or minus a mark-up or mark-down. The Company may also act as agent and execute a customer's purchase or sale order with another broker-dealer market-maker at the best inter-dealer market price available and charge a commission. Mark-ups, mark-downs and commissions are generally priced competitively based on the services it provides to its customers. In each instance the commission charges, mark-ups or mark-downs, are in compliance with guidelines established by the FINRA.

Marketable securities are carried at fair value, with changes in value included in the statement of income in the period of change. Fair value is generally determined by quoted market prices. Non-marketable securities are valued at fair value as determined by management.

Cash and Cash Equivalents
The Company considers all highly liquid temporary cash investments with an original maturity of three months or less when purchased, to be cash equivalents.

Property and Equipment
Property and equipment is recorded at cost. Depreciation is calculated using the straight-line method based on the estimated useful lives of the related assets, which range from five to twenty years. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful lives of the assets or the terms of the leases. Maintenance and repairs are charged to expense as incurred; costs of major additions and betterments that extend the useful life of the asset are capitalized. When assets are retired or otherwise disposed of, the costs and related accumulated depreciation or amortization are removed from the accounts and any gain or loss on disposal is recognized.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Fair Value of Financial Instruments
Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments” requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statement of financial position for current assets and current liabilities qualifying as financial instruments approximate fair value because of their short maturities.

Impairment of Long-Lived Assets
The Company assesses the recoverability of its long lived assets, including property and equipment when there are indications that the assets might be impaired. When evaluating assets for potential impairment, the Company first compares the carrying amount of the asset to the asset’s estimated future cash flows (undiscounted and without interest charges). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset to the asset’s estimated future cash flows (discounted and with interest charges). If the carrying amount exceeds the asset’s estimated futures cash flows (discounted and with interest charges), the loss is allocated to the long-lived assets of the group on a pro rata basis using the relative carrying amounts of those assets. Based on its assessments, the Company did not incur any impairment charges for the years ended June 30, 2008 and 2007.

Concentrations of Credit Risk
The Company is engaged in trading and providing a broad range of securities brokerage and investment services to a diverse group of retail and institutional clientele, as well as corporate finance and investment banking services to corporations and businesses. Counterparties to the Company’s business activities include broker-dealers and clearing organizations, banks and other financial institutions. The Company uses clearing brokers to process transactions and maintain customer accounts on a fee basis for the Company. The Company uses one clearing broker for substantially all of its business. The Company permits the clearing firms to extend credit to its clientele secured by cash and securities in the client’s account. The Company’s exposure to credit risk associated with the non-performance by its customers and counterparties in fulfilling their contractual obligations can be directly impacted by volatile or illiquid trading markets, which may impair the ability of customers and counterparties to satisfy their obligations to the Company. The Company has agreed to indemnify the clearing brokers for losses they incur while extending credit to the Company’s clients. It is the Company’s policy to review, as necessary, the credit standing of its customers and each counterparty. Amounts due from customers that are considered uncollectible by the clearing broker are charged back to the Company by the clearing broker when such amounts become determinable.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Concentrations of Credit Risk, continued
Upon notification of a charge back, such amounts, in total or in part, are then either (i) collected from the customers, (ii) charged to the broker initiating the transaction and included in other receivables in the accompanying consolidated balance sheet, and/or (iii) charged as an expense in the accompanying consolidated statements of operations, based on the particular facts and circumstances.

The maximum potential amount for future payments that the Company could be required to pay under this indemnification cannot be estimated. However, the Company believes that it is unlikely it will have to make any material payments under these arrangements and has not recorded any contingent liability in the financial statements for this indemnification.

The Company maintains cash with major financial institutions. The Federal Deposit Insurance Corporation (“FDIC”) insures up to $100,000 at each institution and after October 3, 2008 up to $250,000 are insured by the FDIC at each institution. At times such amounts may exceed the FDIC limits. At June 30, 2008 and 2007, the uninsured cash bank balance was approximately $0 and $109,400, respectively. The Company believes it is not exposed to any significant credit risks for cash.

Advances to Registered Representatives
The Company extends unsecured credit in the normal course of business to its registered representatives. The determination of the amount of uncollectible accounts is based on the amount of credit extended and the length of time each receivable has been outstanding, as it relates to each individual registered representative. The allowance for uncollectible amounts reflects the amount of loss that can be reasonably estimated by management and is included as part of operating expenses in the accompanying consolidated statements of operations. As of June 30, 2008 and 2007, the Company has reserved approximately $90,000 and 44,000, respectively for any potential non-collection.

Advertising Costs
Advertising costs are expensed as incurred. Advertising costs, which are included in selling, general and administrative expenses, were deemed to be nominal during each of the reporting periods.

Income Taxes
The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No 109, “Accounting for Income Taxes” (SFAS No. 109). SFAS No. 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - Summary of Significant Accounting Policies, continued

Income Taxes, continued
In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company adopted the provisions of Fin 48 effective July 1, 2007, the adoption of the provisions of FIN 48 did not have a material impact on the Company's consolidated financial position and results of operations. As of June 30, 2008, no liability for unrecognized tax benefits was required to be recorded.

NOTE 3 - Liquidity

During the years ended June 30, 2008 and 2007, the Company incurred a net loss of approximately $337,000 and net income of approximately $71,000, respectively. The Company has historically satisfied its capital needs with cash generated from operations. On July 29, 2008, the Company entered into a letter of intent with International Smart Sourcing (“ISS”), pursuant to which the Company would exchange one hundred percent (100%) of the issued and outstanding capital stock, resulting in the Company becoming a wholly-owned subsidiary of ISS, in exchange for twenty-two million (22,000,000) shares of ISS’ common stock. If the reverse acquisition with ISS is consummated (See Note 18), the Company’s capital requirements to fund its business would change and the Company would also be responsible for the outstanding commitments and contingencies of ISS. There can be no assurance that the Company will be successful in meeting these requirements.

However, the Company believes that it will have sufficient funds to maintain its current level of business activities, including those of ISS’, during fiscal year 2009 If market conditions should weaken, the Company would need to consider curtailing certain of its business activities, reducing its fixed overhead costs and/or seek additional sources of financing.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - Securities Owned and Securities Sold, But Not Yet Purchased, At Market

The following table shows the market values of the Company's investment securities owned and securities sold, but not yet purchased as of June 30, 2008 and 2007, respectively:

	June 30, 2008		June 30, 2007
		Securities Sold,		Securities Sold,
	Securities	but not yet	Securities	but not yet
	Owned	Purchased	Owned	Purchased
Corporate stocks	$57,507	$5,892	$254,891	$900

Securities sold, but not yet purchased commit the Company to deliver specified securities at predetermined prices. The transactions may result in market risk since, to satisfy the obligation, the Company must acquire the securities at market prices, which may exceed the values reflected in the consolidated statements of financial condition.

NOTE 5 - Due from Clearing Organization

The following represents amounts on deposit with Southwest Securities, Inc. (“Southwest”) with the Company’s clearing broker inventory account:

	June 30,
	2008	2007
Cash	$382,445	$162,708
Marketable securities	371,470	590,705

	$753,915	$753,413

The marketable securities are primarily comprised of corporate stocks. Marketable securities on deposit with Southwest Securities are reflected at fair value.

For the years ended June 30, 2008 and 2007, the Company used the services of Southwest to clear its brokerage business. The Company incurred charges of approximately $240,800 and $338,700 under this arrangement for the years ended June 30, 2008 and 2007, respectively.

NOTE 6 - Advances to/from Officer

As of June 30, 2008 and 2007, the Company has outstanding advances receivable of approximately $418,000 and $336,000, respectively, due from two officers/shareholders of the Company. These balances are non-interest bearing and have no definitive repayment terms.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - Advances to/from Officer, continued

As of June 30, 2008 and 2007, the Company has outstanding advances payable of approximately $141,000 and $40,000, respectively, due to an officer/shareholder of the Company. These balances are non-interest bearing and have no definitive repayment terms.

NOTE 7 - Due to/from Affiliated Companies

As of June 30, 2008, due to (from) affiliated companies consisted of the following:

	June 30,
	2008	2007
Legends property development (a)	$13,766	$--

Mainport LLC (b)	$(1,200)	$(1,200)

(a)	Represents expenses paid on behalf of an affiliated company whose directors’ are officers and shareholders’ of the Company.

(b)	Represents amounts due from an affiliated company whose officers and shareholders are officers and shareholders’ of the Company.

NOTE 8 - Property and Equipment

Property and equipment, net, consists of the following:

	June 30,
	2008	2007
Building and related capitalized costs	$575,576	$575,576
Land	600,000	600,000
Computer equipment	137,237	114,667
Furniture and fixtures	31,251	31,251

Total	1,344,064	1,321,494
Less: accumulated depreciation	(266,996)	(237,903)

Property and Equipment - Net	$1,077,068	$1,083,591

Depreciation expense for the years ended June 30, 2008 and 2007 was approximately $29,100 and $41,400, respectively.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 - Capital Lease Obligation

As of June 30, 2008, the Company has equipment under a capital lease expiring in August 2012. The asset and liability under the capital lease are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The asset is included in property and equipment and is amortized over the estimated life of the asset. The interest rate under the lease is 6.60% and is imputed based on the lessor’s implicit rate of return. The following is a summary of property held under capital leases:

Machinery and equipment	$22,570
Less: accumulated amortization	(2,956)

Property held under capital lease, net	$19,614

Amortization of assets held under the capital lease is included in depreciation expense.

Capital lease payable in monthly installments of $532, including interest through August 2012 secured by office equipment with a cost of $22,570 and accumulated amortization of $2,956.

At December 31, 2007, annual minimum future lease payments under the capital lease are as follows:

Fiscal Year Ending
June 30,	Amount
2009	$6,387
2010	6,387
2011	6,387
2012	6,387
2013	532
Total minimum lease payments	26,080
Less: amount representing interest	6,595

Present value of future minimum lease payments	$19,485

NOTE 10 - Line of Credit - Bank

The Company’s a bank line is payable on demand. The maximum amount the Company could borrow is $100,000, indebtedness under the line of credit provides for interest at the bank’s prime rate, plus 1.0% (approximately 5% at June 30, 2008 and 8% at June 30, 2007). As of June 30, 2008 and 2007, the amount outstanding under this credit facility was $93,000.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - Line of Credit - Bank, continued

Indebtedness under the credit agreement is collateralized by substantially all of the assets of the Company.

NOTE 11 - Mortgage Payable

a)

As of June 30, 2008 and 2007, Shark Rivers Investors, LLC has a loan payable to a financial institution of approximately $493,800 and $511,500 respectively. The term of the loan is 5 years with a 20 year repayment schedule. The loan matures in December 2008 and is payable in full. The loan has an interest rate of approximately 7%. The loan is collateralized with a lien on the building and a security interest in all of the furniture and fixtures and assignment of any leases. The mortgage has been personally guaranteed by certain officers and shareholders of the Company.

On December 18, 2008, Shark Rivers Investors, LLC entered into a loan agreement extending the maturity date of the loan to February 28, 2009. The note will have a stated interest rate through the extended maturity date of 7% per annum.

b)

As of June 30, 2008 and 2007, Shark Rivers Investors, LLC has a loan payable to a third party of approximately $303,600 and $307,200 respectively. The term of the loan is 3 years with a 30 year repayment schedule. The loan matures in July 2011 and is payable in full. The loan has a provision for the escalation of interest rates as follows, 8% beginning August 1, 2008; 8.25% beginning August 1, 2009; 8.5% beginning August 1, 2010. The loan is collateralized with a security interest in the building and has been personally guaranteed by certain officers who are shareholders of the Company.

Approximate maturities of long-term debt at June 30, 2008 for the next five years and in the aggregate are follows:

Fiscal Year Ending
June 30,	Amount
2009	$497,100
2010	3,600
2011	3,900
2012	292,800

$797,400

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - Notes Payable

Under the terms of a settlement agreement entered into with the NASD in July 2007, for monetary sanctions imposed against certain employees who are officers and shareholders of the Company (See Note 17). As of June 30, 2008, notes payable consists of as follows:

Note payable to FINRA in monthly installments of $900 per month including interest at a rate of 11.25% through August 2009.	$11,195

Note payable to FINRA in monthly installments of $2,500 per month including interest at a rate of 11.25% through August 2010.	56,253

$67,448

Maturities of long-term debt at June 30, 2008 for the next five years and in the aggregate are follows:

Fiscal Year Ending
June 30,	Amount
2009	$34,979
2010	29,031
2011	3,438

$67,448

NOTE 13 - Income Taxes

Effective July 1, 2007, the company adopted the provisions of Fin48. Fin 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between tax positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as "unrecognized benefits". A liability is recognized (or amount of net operating loss carry forward or amount of tax refundable is reduced) for an unrecognized tax benefit because it represents an enterprise's potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of FIN 48.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 - Income Taxes, continued

In accordance with FIN 48, interest costs related to unrecognized tax benefits are required to be calculated (if applicable) and would be classified as "Interest expense, net" in the consolidated statements of operations. Penalties would be recognized as a component of "General and administrative expenses".

In many cases the company's uncertain tax positions are related to tax years that remain subject to examination by relevant tax authorities. The Company files income tax returns in the United States (federal) and in various state and local jurisdictions. In most instances, the Company is no longer subject to federal, state and local income tax examinations by tax authorities for years prior to 2003.

The adoption of the provisions of FIN 48 did not have a material impact on the Company's consolidated financial position and results of operations. As of June 30, 2008, no liability for unrecognized tax benefits was required to be recorded.

Shark Rivers Investors, LLC is a limited liability corporation (treated for income tax purposes as a partnership). Income taxes for Federal and State purposes are not levied at the entity level, but rather on the individual partner or stockholder.

Network 1 Financial Advisors, Inc, Network 1 Financial Assurance and National Financial Services Group, Inc. are C-corporations and file their Federal and State annual tax return separate from the Company.

As of June 30, 2008, the Company had approximately $1.1 million of U.S. net operating loss carryforwards available to offset future taxable income, respectively. These net operating losses which, if not utilized, begin expiring in 2028. At June 30, 2008 and 2007, the Company has a deferred tax asset of approximately $450,000 and 278,000, which consists primarily of temporary differences relating to net operating losses. Deferred income taxes reflect the net tax effects of operating loss and tax credit carryforwards and temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. SFAS No. 109 requires that a valuation allowance be established when it is “more likely than not” that all, or a portion of, deferred tax assets will not be realized.

A review of all available positive and negative evidence needs to be considered, including a company’s performance, the market environment in which the company operates the length of carryback and carryforward periods, and expectations of future profits, etc.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 - Income Taxes, continued

The Company believes that uncertainty exists with respect to future realization of the deferred tax assets and has established a valuation allowance for the full amount as of June 30, 2008 and 2007. The change in the deferred tax asset valuation allowance increased by approximately $172,000 and decreased by $32,000 during the years ended June 30, 2008 and 2007, respectively.

NOTE 14 - Benefit Contribution Plan

The Company sponsors a 401k profit sharing plan that covers substantially all of its employees. The plan provides for a discretionary annual contribution, and is allocated in proportion to compensation. In addition, each participant may elect to contribute to the Plan by way of a salary deduction. An employee becomes fully vested in the Company’s contribution after 6 years. A participant is fully vested in their own contributions. For the years ended June 30, 2008 and 2007, the Company made no discretionary contributions to the Plan.

NOTE 15 - Net Capital Requirements

The Company is a registered broker-dealer and is subject to the SEC’s Uniform Net Capital Rule 15c3-1 that requires the maintenance of minimum net capital. This requires that the Company maintain minimum net capital equal to the greater of $100,000 and requires that the ratio of aggregate indebtedness, as defined, to net capital, shall not exceed 15 to 1.

As of June 30, 2008 and 2007, the Company’s net capital exceeded the requirement by approximately $79,500 and $220,440, respectively.

Advances, dividend payments and other equity withdrawals are restricted by the regulations of the SEC, and other regulatory agencies are subject to certain notification and other provisions of the net capital rules of the SEC. The Company qualifies under the exemptive provisions of Rule 15c3-3 as the Company does not carry security accounts for customers or perform custodial functions related to customer securities.

NOTE 16 - Stockholders’ Equity

Shares Authorized
The Company’s authorized number of shares of capital stock is 20,000,000 issuable in series with rights, preferences, privileges and restrictions as determined by the Board of Directors.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16 - Stockholders’ Equity, continued

Series A Preferred Stock
As of June 30, 2008 and 2007, the Company has 1,000,000 shares authorized, of 8% Series A preferred stock $1.00 par value, and 215,000 shares are outstanding.

The Series A preferred stock is redeemable at the option of the Company’s Board of Directors at 125% of the issuance price plus any dividends earned but unpaid and after one year outstanding. The Series A preferred stock is non-voting and non-cumulative. Of the 215,000 shares issued, 130,000 shares are owned by National Financial Services Group, Inc., an affiliated Company, whose officers and shareholders’ are officers and shareholders of the Company. Accordingly, the value of these shares has been eliminated. For each of the years ended June 30, 2008 and 2007 the Company paid $6,800 in dividends with respect to the preferred stock, any inter-company dividends have been eliminated.

The preferred stock shareholders are entitled to a bonus dividend at the discretion of the board of directors based on the profitability of the firms market making investment activities minus certain deductions. No bonus dividends were declared for the years ended June 30, 2008 and 2007.

Series B Preferred Stock
As of June 30, 2008 and 2007, the Company has 4,000,000 shares authorized, of Series B preferred stock $1.00 par value, none issued and outstanding. The class B preferred stock is non-voting.

Class A Common Stock
As of June 30, 2008 and 2007, the Company has 10,000,000 shares of class A common stock, $0.01 par value authorized. 1,593,930 shares are issued and 1,091,430 shares are outstanding. The class A common stock is voting.

Class B Common Stock
As of June 30, 2008 and 2007, the Company has 2,000,000 shares of class B common stock, $0.01 par value authorized, 150,878 shares are issued and 140,528 shares are outstanding. The class B common stock is non-voting and is convertible to class A voting stock on a 1:1 ratio upon 75% member approval of the Board of Directors.

Class C Common Stock
As of June 30, 2008 and 2007, the Company has 3,000,000 shares of class C common stock, $0.01 par value authorized, none issued and outstanding. The class C common stock is non-voting.

During the fiscal year ended June 30, 2008, $20,100 was contributed to Shark Rivers Investors, LLC by a shareholder for no additional consideration.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 17 - Commitments and Contingencies

Litigation
The Company may be involved in legal proceedings in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. The Company currently is not involved in any legal proceedings which are not in the ordinary course of business.

Enforcement Actions
In July 2007, the Company entered into a settlement agreement with the NASD for monetary sanctions imposed against certain employees who are officers and shareholders of the Company. The monetary sanctions amounted in the aggregate to $129,900. The term of the settlement agreement allowed the Company to follow an installment arrangement. Principal terms of the arrangement required a down payment of 25%. The remaining balance is to be paid over a term ranging from 24 to 36 months. Interest is to be paid at a rate of approximately 11.25% per annum (See Note 12).

Lease Commitments
The Company leases its corporate office facility under a operating lease expiring in June 2010. Additional rent is payable for increases in real estate taxes and operating expenses over base period amounts. Under the terms of the lease, the Company has the option to cancel the lease provided a minimum of four months written notice is given to the landlord.

Minimum future annual rental payments are approximately as follows:

		Common Area and
	Base	Maintenance
Year Ending	Rent	Charges	Total
2009	$79,800	$34,200	$114,000
2010	83,600	34,600	118,200

Total	$163,400	$68,800	$232,200

The total amount of rent payable under the leases is recognized on a straight line basis over the term of the leases. Rent expense for the years ended June 30, 2008 and 2007 was approximately $106,400 and $100,200, respectively.

NETWORK I FINANCIAL SECURITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 18 - Subsequent Event

On July 29, 2008, the Company entered into a letter of intent with ISS, pursuant to which the Company would exchange one hundred percent (100%) of the issued and outstanding capital stock, resulting in the Company becoming a wholly owned subsidiary of ISS, in exchange for twenty-two million (22,000,000) shares of ISS’ common stock, $0.001 par value, which amount shall be subject to adjustment after the completion of (a) the Company’s audited consolidated financial statements for the years ended June 30, 2008 and 2007, and (b) a due diligence review by ISS.

The acquisition is subject to due diligence and the execution of definitive agreements. If consummated, the transaction would constitute a reverse acquisition by ISS of the Company, as the Company would control the post merged company.

The Company is the holder of 53,452 warrants with an exercise price of approximately $1.00 to purchase 275,278 shares of ISS common stock. The warrants expire in April 2010.

The Company can give no assurance that any transaction will occur, or that if such a transaction were to occur, it would enhance the future operations or financial results, or specifically that the Company would become and remain profitable as a result of such transaction.

On November 18, 2008, Network 1 Financial Advisors Inc. entered into a note payable with ISS for proceeds of $100,000. The note matures on November 18, 2009 and has a stated interest rate of 6% per annum.

On November 26, 2008, the Company sold 25,000 shares of its class A common stock common stock to Network 1 Financial Advisors, Inc. for gross proceeds of $50,000.

APPENDIX D

NETWORK 1 FINANCIAL SECURITIES INC.
INTERNATIONAL SMART SOURCING, INC.
INTRODUCTION TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
(Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the merger between Network 1 Financial Securities Inc. (“Network 1”) and International Smart Sourcing, Inc. (“ISSI”) contemplated in a Stock Purchase Agreement dated February 4, 2009. Network 1 will become a wholly-owned subsidiary of ISSI whereby 100% of the shares of common stock of Network 1 will be exchanged for 22,000,000 shares of ISSI, a public shell corporation. In the event that Network 1shares of common stock constituting less than one hundred percent (100%) but more than ninety five percent (95%) thereof are tendered, the number of shares of ISSI exchanged will be reduced pro rata.

As a result of the transaction, the former owners of Network 1 will become the stockholders of ISSI. Accordingly, the merger of Network 1 and ISSI is a reverse merger that has been accounted for as a recapitalization of Network 1. Upon completion of the merger, ISSI will change its name to Network 1. The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the pro forma combined condensed financial statements.

The unaudited pro forma condensed combined balance sheet combines the balance sheets of Network 1 and ISSI as if the recapitalization has occurred on December 31, 2008. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2008 combines the historical statement of operations of Network 1 and ISSI for the year ended December 31, 2008 and give pro forma effect to the recapitalization as if it were completed on January 1, 2008.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the separate historical consolidated financial statements of Network I Financial Securities, Inc. for the years ended June 30, 2008 and 2007, appearing elsewhere herein, and the historical financial statements of ISSI, as filed and issued in Form 10-K for the year ended December 31, 2008. The appropriate historical periods derived from Network 1 financial statements were added and subtracted to arrive at the appropriate periods included in these pro forma financial statements and the separate information of Network 1 on a standalone basis has been derived from the consolidated financial statements. These pro forma condensed combined financial statements may not be indicative of what would have occurred if the reverse acquisition had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

Network 1 Financial Securities, Inc. and International Smart Sourcing, Inc. Pro Forma Condensed Combined Balance Sheet December 31, 2008 (Unaudited)

		Network 1 Financial Securities, Inc Entities				Pro Forma Adjustments
		Consolidated
	International	Network 1	Less: Variable	Network 1
	Smart	Financial	Interest	Financial					Pro Forma
	Sourcing, Inc.	Securities Inc.	Entities	Securities Inc.		Debit	Credit		Combined
	b		f	a
ASSETS

Cash	$455,675	$3,068	$2,611	$457		$-	$65,000	g	$391,132
Certificate of deposit	546,055	-	-	-		-	-		546,055
Due from clearing organization	-	752,918	-	752,918		-	-		752,918
Advances to officers	-	404,176	297,254	106,922		-	-		106,922
Due from affiliates	-	13,830	(36,084)	49,914		-	-		49,914
Advances to registered representatives, net	-	48,181	-	48,181		-	-		48,181
Securities owned, at market values	-	8,255	5,510	2,745		-	-		2,745
Note receivable - Network 1 Advisors, Inc.	100,000	-	-	-		-	-		100,000
Property and equipment, net	-	1,058,805	1,040,727	18,078		-	-		18,078

Other assets	2,696	60,255	33,655	26,600		-	2,696	d	26,600

Total assets	$1,104,426	$2,349,488	$1,343,673	$1,005,815		$-	$67,696		$2,042,545

LIABILITIES AND STOCKHOLDERS' EQUITY

Lines of credit	$-	$93,000	$-	$93,000		$-	$-		$93,000
Mortgage payable	-	787,023	787,023	-		-	-		-
Note payable to ISS	-	100,000	100,000	-		-	-		-
Notes payable	-	50,448	-	50,448		-	-		50,448
Due to affiliates	-	4,700	4,700	-		-	-		-
Due to officer	-	141,357	141,357	-		-	-		-
Commissions payable	-	10,618	-	10,618		-	-		10,618
Securities sold not yet purchased, at market	-	2,688	-	2,688		-	-		2,688
Capital lease obligations	-	16,254	-	16,254		-	-		16,254
Accounts payable and accrued expenses	2,975	301,280	67,610	233,670	d	2,975	-		233,670
Total liabilities	2,975	1,507,368	1,100,690	406,678		2,975	-		406,678

NON-CONTROLLING INTEREST IN SUBSIDIARIES		422,983	422,983	-					-

STOCKHOLDERS' EQUITY

Preferred stock	-	85,000	(130,000)	215,000		-	-		215,000
Common stock	18,899	15,939	-	15,939	c	15,939	22,000	e	40,899
Class B common stock		1,509	-	1,509	c	1,509			-
Additional paid-in capital	8,254,495	553,612	(50,000)	603,612	c	5,094,144	279	d	3,346,141
					c	413,549	17,448	a
					e	22,000	-

Deficit accumulated during the development stage	(413,549)	-	-	-		-	413,549	c	-
Accumulated deficit	(5,094,144)	(231,794)	-	(231,794)	g	65,000	5,094,144	c	(231,794)

Total stockholders' equity	2,765,701	424,266	(180,000)	604,266		5,612,141	5,547,420		3,305,246

Less: Treasury stock, at cost	(1,664,250)	(5,129)	-	(5,129)					(1,669,379)
Total stockholders' equity	1,101,451	419,137	(180,000)	599,137		5,612,141	5,547,420		1,635,867

Total liabilities and stockholders' equity	$1,104,426	$2,349,488	$1,343,673	$1,005,815		$5,615,116	$5,547,420		$2,042,545

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA
BALANCE SHEET

(a)	Derived from the unaudited balance sheet of Network 1 as of December 31, 2008, which included the consolidation of certain variable interest entities pursuant to Financial Accounting Standards Board (“FASB”) Interpretation No. 46R, “Consolidation of Variable Interest Entities”. Since these entities will not be included in the merger transaction in accordance with the Stock Purchase Agreement, the consolidated balance sheet of Network 1 has been adjusted to eliminate these entities in the pro forma balance sheet.

(b)	Derived from the audited balance sheet of ISSI as of December 31, 2008 included in its Form 10K filed with the US Securities and Exchange Commission.

(c)	Reflects the recapitalization of Network 1 pursuant to the proposed merger. It is assumed that 100% of the common shares of Network 1 will be exchanged for 22,000,000 shares of common stock of ISSI.

(d)	Reflects the elimination of ISSI assets and liabilities which will not be included in the merger transaction.

(e)	Represents the Par Value of ISSI common shares issued in the merger transaction.

(f)	Elimination of Variable Interest Entities included in the unaudited consolidated financial position in the accompanying consolidated financial statements of Network 1 Financial Securities Inc. for the year ended December 31, 2008, which are not part of the proposed Stock Purchase Agreement.

(g)	Estimated professional fees to be incurred associated with the proposed reverse merger.

Network 1 Financial Securities, Inc. and International Smart Sourcing, Inc. Pro Forma Condensed Combined Statement of Operations For the Year Ended December 31, 2008 (Unaudited)

		Network 1 Financial Securities, Inc Entities			Pro Forma Adjustments
		Consolidated
	International	Network 1		Network 1
	Smart	Financial	Less: Variable	Financial				Pro Forma
	Sourcing, Inc.	Securities Inc.	Interest Entities	Securities Inc.	Debit	Credit		Combined
	b		e	a
Revenues	$-	$2,963,972	$352,057	$2,611,915	$-	$-		$2,611,915

Operating Expenses				-
Commissions	-	1,570,377	71,426	1,498,951	-	-		1,498,951
Compensation and related expenses	-	693,497	-	693,497	-	-		693,497
Clearing fees	-	217,657	-	217,657	-	-		217,657
Communications and data processing	-	172,856	(16,771)	189,627	-	-		189,627
Interest	-	116,744	65,024	51,720	-	-		51,720
Occupancy and related expenses	-	171,530	(7,952)	179,482	-	-		179,482
Office expenses, general and administrative	202,800	332,200	176,474	155,726	-	202,800	c	155,726
Professional fees	-	68,499	(5,788)	74,287	-	-		74,287
Depreciation	-	31,617	24,724	6,893	-	-		6,893

Total operating expenses	202,800	3,374,977	307,137	3,067,840	-	202,800		3,067,840
		-	-	-
Loss from operations	(202,800)	(411,005)	44,920	(455,925)	-	(202,800)		(455,925)

Interest income	34,417	-	-	-	-	-		34,417
Net income (loss) attributable to non-controlling interest	-	44,920	44,920	-				-

Net loss before income taxes	(168,383)	(455,925)	-	(455,925)	-	(202,800)		(421,508)

Income taxes	-	-	-	-		-		-

Net income (loss)	(168,383)	(455,925)	-	(455,925)	-	(202,800)		(421,508)
Preferred stock dividends	-	3,400	(5,200)	8,600				8,600
Net income (loss) attributable to common stockholders	$(168,383)	$(459,325)	$5,200	$(464,525)	$-	$(202,800)		$(430,108)

Pro Forma weighted average common shares outstanding:
Basic and Diluted	10,974,435					22,000,000	d	32,974,435

Pro Forma (loss) per common share:
Basic and Diluted	$(0.02)							$(0.01)
Pro Forma book value per common share:	$0.10							$0.05

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA
STATEMENT OF OPERATIONS

(a)	Derived from the statement of operations for the year ended June 30, 2008 and the unaudited statements of operations of Network 1 for the six months ended December 31, 2008. These statements included the consolidation of certain variable interest entities pursuant to Financial Accounting Standards Board (“FASB”) Interpretation No. 46R, “Consolidation of Variable Interest Entities”. Since these entities will not be included in the merger transaction pursuant to the Stock Purchase Agreement, the consolidated statement of operations of Network 1 has been adjusted to eliminate these entities in the pro forma statement of operations. The results of operations of Network 1 for the year ended December 31, 2008 were derived by adding the six months ended December 31, 2008 to and deducting the six months ended December 31, 2007 from the results of operations for the year ended June 30, 2008.

(b)	Derived from the audited income statement of ISSI for the year ended December 31, 2008 and 2007 included in its Form 10-K filed with the SEC and the unaudited quarterly financial statements of the six months ended June 30, 2008 and 2007 included in its Form 10-Q filed with the SEC.

(c)	Reflects elimination of operations of ISSI. These operations were discontinued as of the merger date.

(d)	Represents number of ISSI shares of common stock issued in the reverse merger.

(e)	Elimination of Variable Interest Entities included in the unaudited consolidated results of operations in the accompanying consolidated financial statements of Network 1 Financial Securities Inc. for the year ended December 31, 2008, which are not part of the proposed Stock Purchase Agreement.

APPENDIX E

[FORM OF]
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
INTERNATIONAL SMART SOURCING, INC.

     International Smart Sourcing, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify:

     FIRST: That the Board of Directors of the Corporation, by the unanimous written consent of its members in accordance with Section 141 of the General Corporation Law of the State of Delaware (the “GCL”), adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

“FIRST: The name of the Corporation is: Network 1 Financial Group, Inc.”

     SECOND: That, thereafter, in lieu of a meeting and vote of stockholders in accordance with Section 228 of the GCL, written consents signed by the holders of an aggregate of [__%] of shares of the Corporation’s voting common stock, such percentage being not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, were delivered to the Corporation’s principal place of business.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the GCL.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this ____day of February, 2009.

By:
(Authorized Officer)
Name:
Title:

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